                                 EXHIBIT 10.45

                  MORTGAGE, ASSIGNMENT AND SECURITY AGREEMENT

                         FOR THE BANK OF AMERICA LOAN

This Instrument Prepared by and
After Recording Please Return to:

A. Michelle Willis, Esquire
Troutman Sanders LLP
Bank of America Plaza, Suite 5200
600 Peachtree Street, N.E.
Atlanta, Georgia  30308-2216

PIN No.   0304101012


                             MORTGAGE, ASSIGNMENT
                            AND SECURITY AGREEMENT
                            ----------------------

     THIS MORTGAGE, ASSIGNMENT AND SECURITY AGREEMENT (this "Mortgage") dated as
                                                             --------
of February 24, 2000, is executed and delivered by Mortgagor for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by Mortgagee.

     ARTICLE 1 - Certain Definitions; Granting Clauses; Secured Indebtedness
                 -----------------------------------------------------------

     Section 1.1.  Principal Secured.  This Mortgage secures the aggregate
                   -----------------
principal amount of TWENTY SIX MILLION SEVEN HUNDRED TWENTY FIVE THOUSAND AND NO/100 DOLLARS ($26,725,000.00). The maximum aggregate principal amount which may be outstanding at any time under the Amended and Restated Revolving Credit Note and the Promissory Note is $26,725,000.00.

     Section 1.2.  Certain Definitions and Reference Terms.  In addition to
                   ---------------------------------------
other terms defined herein, each of the following terms shall have the meaning assigned to it:

     "Amended and Restated Revolving Credit Note":  Amended and Restated
      ------------------------------------------
Revolving Credit Note dated of even date herewith, made by Mortgagor payable to the order of Mortgagee in the principal face amount of TWENTY SIX MILLION SEVEN HUNDRED TWENTY FIVE THOUSAND AND NO/100 DOLLARS ($26,725,000.00), bearing interest as therein provided,

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containing a provision for, among other things, the payment of attorneys' fees, and with the full debt, if not paid earlier, due and payable on November 23, 2000.

     "Major Lease":  That certain Amended and Restated Lease Agreement dated May
      -----------
31, 1991, by Chicago Industrial 1990 II Limited Partnership, as landlord ("Original Landlord"), and A.B. Dick Company, as tenant ("Original Tenant"), as amended by (i) that certain undated Lease Clarification Agreement by and between Original Landlord and Original Tenant, (ii) letter dated August 9, 1991 from Sun Life Insurance Company of America, for Original Landlord, as accepted by letter dated August 21, 1991 from Original Tenant to Sun Life Insurance Company of America, and (iii) Second Amendment to Lease dated as of June 30, 1994 by and between Sun-Pla, a California limited partnership, as successor to Original Landlord and Original Tenant, Original Tenant's interest having been assigned to Videojet Systems International, Inc. ("Videojet") by Assignment and Assumption Agreement dated as of October 31, 1997 by and among Sun-Pla, a California limited partnership ("Landlord"), Original Tenant and Videojet.

     "Mortgagee":  Bank of America, N.A., a national banking association, whose
      ---------
place of business is 600 Peachtree Street, N.E., 6th Floor, Atlanta, Georgia, 30308, its successors and assigns.

     "Mortgagor":  Wells Operating Partnership, L.P., a Delaware limited
      ---------
partnership, whose address is 6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092, and its permitted successors and assigns.

     "Promissory Note":  Promissory Note dated as of February 4, 1999, in the
      ---------------
face amount of SIX MILLION FOUR HUNDRED TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($6,425,000.00) with interest thereon.

     Section 1.3.  Property.  Mortgagor does hereby MORTGAGE, GRANT, and CONVEY,
                   --------
to Mortgagee the following: (a) the real estate (herein called the "Land")
                                                                    ----
described in Exhibit A which is attached hereto and incorporated herein by
             ---------
reference and which Land has the address of 1500 Mittel Boulevard in the Chancellery Business Park, Wood Dale, Illinois, and (i) all improvements now or hereafter situated or to be situated on the Land (herein together called the "Improvements"); and (ii) all right, title and interest of Mortgagor, now owned
 ------------
or hereafter acquired, in and to (1) all streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to the Land or the Improvements; (2) any strips or gores between the Land and abutting or adjacent properties; (3) all options to purchase or lease the Land or the Improvements or any portion thereof or interest therein, and any greater estate in the Land or the Improvements; (4) all claims, actions and causes of action, both in law and in equity, with respect to the Property or the Improvements; and (5) all water and water rights, timber, crops and mineral interests on or pertaining to the Land (the Land, Improvements and other rights, titles and interests referred to in this clause
(a) being herein sometimes collectively called the "Premises"); (b) all
                                                    --------
fixtures, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies, and articles of personal property, of every kind and character, now owned or hereafter acquired by Mortgagor, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or necessary to the complete and proper

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planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause
(b) being herein sometimes collectively called the "Accessories," all of which
                                                    -----------
are hereby declared to be permanent accessions to the Land); (c) all (i) plans and specifications for the Improvements; (ii) Mortgagor's rights, but not liability for any breach by Mortgagor, under all commitments (including any commitment for financing to pay any of the secured indebtedness, as defined below), insurance policies, contracts and agreements for the design, construction, operation or inspection of the Improvements and other contracts and general intangibles (including but not limited to trademarks, trade names, goodwill and symbols) related to the Premises or the Accessories or the operation thereof; (iii) deposits (including but not limited to Mortgagor's rights in tenants' security deposits, deposits with respect to utility services to the Premises, and any deposits or reserves hereunder or under any other Loan Document for taxes, insurance or otherwise), rebates or refunds of impact fees or other taxes, assessments or charges, money, accounts, instruments, documents, notes and chattel paper arising from or by virtue of any transactions related to the Premises or the Accessories; (iv) permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, and other rights and privileges obtained in connection with the Premises or the Accessories; (v) leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Premises and the Accessories (without derogation of
Article 3 hereof); (vi) oil, gas and other hydrocarbons and other minerals produced from or allocated to the Land and all products processed or obtained therefrom, and the proceeds thereof; and (vii) engineering, accounting, title, legal, and other technical or business data concerning the Premises which are in the possession of Mortgagor or in which Mortgagor can otherwise grant a security interest; and (d) all (i) proceeds (cash or non-cash) of or arising from the properties, rights, titles and interests referred to above in this Section 1.3, including but not limited to proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by condemnation, eminent domain or transfer in lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto; and (ii) other interests of every kind and character which Mortgagor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this Section 1.3 and all property used or useful in connection therewith, including but not limited to rights of ingress and egress and remainders, reversions and reversionary rights or interests; and if the estate of Mortgagor in any of the property referred to above in this Section 1.3 is a leasehold estate, this conveyance shall include, and the lien and interest created hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Mortgagor in or to the property demised under the lease creating the leasehold estate; TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (herein collectively called the "Property"), unto Mortgagee,
                                                     --------
and its successors and assigns, forever, subject to the Permitted Encumbrances (as hereafter defined), however, upon the terms, provisions and conditions herein set forth, to secure the Promissory Note and Loan Documents (as hereinafter defined) and all other indebtedness and matters defined as "secured indebtedness" in Section 1.5 of this Mortgage.

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     Section 1.4.  Security Interest.  Mortgagor hereby grants to Mortgagee a
                   -----------------
security interest in all of the Property which constitutes personal property or fixtures (herein sometimes collectively called the "Collateral"). In addition
                                                    ----------
to its rights hereunder or otherwise, Mortgagee shall have all of the rights of a secured party under the Uniform Commercial Code as adopted in the State of Illinois, or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law.

     Section 1.5.  Note, Loan Documents, Other Obligations.  This Mortgage is
                   ---------------------------------------
made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness and liabilities and all renewals, extensions, supplements, increases, and modifications thereof in whole or in part from time to time: (a) the Promissory Note, the Amended and Restated Revolving Credit Note, and all other notes given in substitution therefor or in modification, supplement, increase, renewal or extension thereof, in whole or in part (such note or notes, whether one or more, as from time to time renewed, extended, supplemented, increased or modified and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, being hereinafter called the "Note"); (b) all indebtedness and
                                                ----
other obligations owed by Mortgagor to Mortgagee now or hereafter incurred or arising pursuant to or permitted by the provisions of the Note, this Mortgage, or any other document now or hereafter evidencing, governing, guaranteeing, securing or otherwise executed in connection with the loan evidenced by the Note, including but not limited to any tri-party financing agreement or other agreement between Mortgagor and Mortgagee, or among Mortgagor, Mortgagee and any other party or parties, pertaining to the repayment or use of the proceeds of the loan evidenced by the Note (the Note, this Mortgage and such other documents, as they or any of them may have been or may be from time to time renewed, extended, supplemented, increased or modified, being herein sometimes collectively called the "Loan Documents"); and (c) all other loans and future
                         --------------
advances made by Mortgagee to Mortgagor and all other debts, obligations and liabilities of Mortgagor of every kind and character now or hereafter existing in favor of Mortgagee, however and whenever incurred, whether direct or indirect, primary or secondary, joint or several, fixed or contingent, secured or unsecured, and whether originally payable to Mortgagee or to a third party and subsequently acquired by Mortgagee, it being contemplated that Mortgagor may hereafter become indebted to Mortgagee for such further debts, obligations and liabilities; provided, however, and notwithstanding the foregoing provisions of this clause (c), this Mortgage shall not secure any such other loan, advance, debt, obligation or liability with respect to which Mortgagee is by applicable law prohibited from obtaining a lien or security title on real estate nor shall this clause (c) operate or be effective to constitute or require any assumption or payment by any person, in any way, of any debt of any other person to the extent that the same would violate or exceed the limit provided in any applicable usury or other law. The indebtedness referred to in this Section 1.5 is hereinafter sometimes referred to as the "secured indebtedness" or the
                                             --------------------
"indebtedness secured hereby."  The maximum aggregate amount of the indebtedness
 ---------------------------
secured hereby shall not exceed Twenty Six Million Seven Hundred Twenty Five Thousand Dollars ($26,725,000.00).

             ARTICLE 2 - Representations, Warranties and Covenants
                         -----------------------------------------

     Section 2.1.  Mortgagor represents, warrants, and covenants as follows:

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     (a)  Payment and Performance.  Mortgagor will make due and punctual payment
          -----------------------
of the secured indebtedness. Mortgagor will timely and properly perform and comply with all of the covenants, agreements, and conditions imposed upon it by this Mortgage and the other Loan Documents and will not permit a default to occur hereunder or thereunder. Time shall be of the essence in this Mortgage.

     (b)  Title and Permitted Encumbrances.  Mortgagor has, in Mortgagor's own
          --------------------------------
right, and Mortgagor covenants to maintain, lawful, good and marketable title to the Property, is lawfully seized and possessed of the Property and every part thereof, and has the right to convey the same, free and clear of all liens, charges, claims, interests, and encumbrances except for (i) the matters, if any, set forth under the heading "Permitted Exceptions" in Exhibit B hereto, which
                                                      ---------
are Permitted Exceptions only to the extent the same are valid and subsisting and affect the Property, (ii) the liens and security interests evidenced by this Mortgage, and (iii) other liens and security interests (if any) in favor of Mortgagee (the matters described in the foregoing clauses (i), (ii) and (iii) being herein called the "Permitted Encumbrances"). Mortgagor, and Mortgagor's
                         ----------------------
successors and assigns, will warrant generally and forever defend title to the Property, subject as aforesaid, to Mortgagee and its successors and assigns, against the claims and demands of all persons claiming or to claim the same or any part thereof. Mortgagor will punctually pay, perform, observe and keep all covenants, obligations and conditions in or pursuant to any Permitted Encumbrance and will not modify or permit modification of any Permitted Encumbrance without the prior written consent of Mortgagee. Inclusion of any matter as a Permitted Encumbrance does not constitute approval or waiver by Mortgagee of any existing or future violation or other breach thereof by Mortgagor, by the Property or otherwise. If any right or interest of Mortgagee in the Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly, Mortgagee (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such steps as in its discretion may be proper for the defense of any such legal proceedings or the protection of such right or interest of Mortgagee, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of adverse claims. All expenditures so made of every kind and character shall be a demand obligation (which obligation Mortgagor hereby promises to pay) owing by Mortgagor to Mortgagee, and Mortgagee shall be subrogated to all rights of the person receiving such payment.

     (c)  Taxes and Other Impositions.  To the extent that Mortgagor has not
          ---------------------------
deposited sufficient amounts with Mortgagee pursuant to Subsection 2.1(e) of this Mortgage, Mortgagor will pay, or cause to be paid, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including but not limited to all ad valorem taxes assessed against the Property or any part thereof, and shall deliver promptly to Mortgagee such evidence of the payment thereof as Mortgagee may require.

     (d)  Insurance.  Mortgagor shall obtain and maintain or cause to be
          ---------
obtained and maintained at Mortgagor's sole expense: (1) mortgagee title insurance issued to Mortgagee covering the Premises as required by Mortgagee, without exception for mechanics' liens; (2) all-risk insurance with respect to all insurable Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such hazards as are presently included in so-called "all-risk" coverage and against such other insurable hazards as Mortgagee may require, in an amount not less than

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100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Mortgagor and Mortgagee from becoming a coinsurer, such insurance to be in builder's risk (non-reporting) form during and with respect to any construction on the Premises; (3) if and to the extent any portion of the Improvements is in a special flood hazard area, a flood insurance policy in an amount equal to the lesser of the principal face amount of the Note or the maximum amount available; (4) comprehensive general public liability insurance, on an "occurrence" basis, for the benefit of Mortgagor and Mortgagee as named insureds; (5) statutory workers' compensation insurance with respect to any work on or about the Premises; and
(6) such other insurance on the Property as may from time to time be required by Mortgagee (including but not limited to rental loss or business interruption insurance, boiler and machinery insurance and earthquake insurance) and against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements. All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, and in form satisfactory to Mortgagee, and shall require not less than thirty (30) days' prior written notice to Mortgagee of any cancellation or change of coverage. All insurance policies maintained, or caused to be maintained, by Mortgagor with respect to the Property, except for public liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Mortgagor or Mortgagee and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Mortgage or any other Loan Document becomes insolvent or the subject of any bankruptcy, receivership or similar proceeding or if in Mortgagee's reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Mortgagor shall, in each instance promptly upon the request of Mortgagee and at Mortgagor's expense, obtain and deliver to Mortgagee a like policy (or, if and to the extent permitted by Mortgagee, a certificate of insurance) issued by another insurer, which insurer and policy meet the requirements of this Mortgage or such other Loan Document, as the case may be. Without limiting the discretion of Mortgagee with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Property shall contain a standard mortgagee clause (without contribution) naming Mortgagee as mortgagee with loss proceeds payable to Mortgagee notwithstanding (i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named insured; (ii) the occupation or use of the Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Mortgagee under the Loan Documents; or (iv) any change in title to or ownership of the Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents. The originals of each initial insurance policy (or to the extent permitted by Mortgagee, a copy of the original policy and a satisfactory certificate of insurance) shall be delivered to Mortgagee at the time of execution of this Mortgage, with premiums fully paid, and each renewal or substitute policy (or certificate) shall be delivered to Mortgagee, with premiums fully paid as due, at least ten (10) days before the termination of the policy it renews or replaces. Notwithstanding the foregoing, the failure to comply with any of the foregoing requirements with respect to workers' compensation insurance shall not be a default or Event of Default hereunder so long as Mortgagor maintains such workers' compensation insurance as shall be required by law. Mortgagor shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Mortgagee evidence satisfactory to Mortgagee of the timely payment thereof. If any loss occurs at any time

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when Mortgagor has failed to perform Mortgagor's covenants and agreements in this paragraph, Mortgagee shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Mortgagor, to the same extent as if it had been made payable to Mortgagee. Upon any foreclosure hereof or transfer of title to the Property in extinguishment of the whole or any part of the secured indebtedness, all of Mortgagor's right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies. Mortgagee shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Property, and the expenses incurred by Mortgagee in the adjustment and collection of insurance proceeds shall be a part of the secured indebtedness and shall be due and payable to Mortgagee on demand. Mortgagee shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application of any amount paid over to Mortgagor. Any such proceeds received by Mortgagee shall, after deduction therefrom of all reasonable expenses actually incurred by Mortgagee, including attorneys' fees, at Mortgagee's option, subject to the terms of Subsection 2.1(g), below, be (1) released to Mortgagor, or (2) applied (upon compliance with such terms and conditions as may be required by Mortgagee) to repair or restoration, either partly or entirely, of the Property so damaged, or (3) applied to the payment of the secured indebtedness in such order and manner as Mortgagee, in its sole discretion, may elect, whether or not due. In any event, the unpaid portion of the secured indebtedness shall remain in full force and effect and the payment thereof shall not be excused. Mortgagor shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Property.

     (e)  Reserve for Insurance, Taxes and Assessments.  Upon request of
          --------------------------------------------
Mortgagee, to secure certain of Mortgagor's obligations in paragraphs (c) and
(d) above, but not in lieu of such obligations, Mortgagor will deposit with Mortgagee a sum equal to ad valorem taxes, assessments and charges (which charges for the purpose of this paragraph shall include without limitation any recurring charge which could result in a lien against the Property) against the Property for the current year and the premiums for such policies of insurance for the current year, all as estimated by Mortgagee and prorated to the end of the calendar month following the month during which Mortgagee's request is made, and thereafter will deposit with Mortgagee, on each date when an installment of principal and/or interest is due on the Note, sufficient funds (as estimated from time to time by Mortgagee) to permit Mortgagee to pay at least fifteen (15) days prior to the due date thereof, the next maturing ad valorem taxes, assessments and charges and premiums for such policies of insurance. Mortgagee shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by Mortgagee for future use, applied to any secured indebtedness or refunded to Mortgagor, at Mortgagee's option, and any deficiency in such funds so deposited shall be made up by Mortgagor upon demand of Mortgagee. All such funds so deposited shall bear no interest, may be mingled with the general funds of Mortgagee and shall be applied by Mortgagee toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Mortgagee by Mortgagor (which statements shall be presented by

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Mortgagor to Mortgagee a reasonable time before the applicable amount is delinquent); provided, however, that, if an Event of Default (hereinafter defined) shall have occurred hereunder, such funds may at Mortgagee's option be applied to the payment of the secured indebtedness in the order determined by Mortgagee in its sole discretion, and that Mortgagee may (but shall have no obligation) at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Mortgagor's interest in the Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Mortgagor's interest in and rights to such funds held by Mortgagee under this paragraph but subject to the rights of Mortgagee hereunder.

     (f)  Condemnation.  Mortgagor shall notify Mortgagee immediately of any
          ------------
threatened or pending proceeding for condemnation affecting the Property or arising out of damage to the Property, and Mortgagor shall, at Mortgagor's expense, diligently prosecute any such proceedings. Mortgagee shall have the right (but not the obligation) to participate in any such proceeding and to be represented by counsel of its own choice. Mortgagee shall be entitled to receive all sums which may be awarded or become payable to Mortgagor for the condemnation of the Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Mortgagor for injury or damage to the Property. Mortgagor shall, promptly upon request of Mortgagee, execute such additional assignments and other documents as may be necessary from time to time to permit such participation and to enable Mortgagee to collect and receipt for any such sums. All such sums are hereby assigned to Mortgagee, and shall, after deduction therefrom of all reasonable expenses actually incurred by Mortgagee, including attorneys' fees, at Mortgagee's option, subject to the terms of Subsection 2.1(g), below, be (1) released to Mortgagor, or (2) applied (upon compliance with such terms and conditions as may be required by Mortgagee) to repair or restoration of the Property so affected, or (3) applied to the payment of the secured indebtedness in such order and manner as Mortgagee, in its sole discretion, may elect, whether or not due. In any event the unpaid portion of the secured indebtedness shall remain in full force and effect and the payment thereof shall not be excused. Mortgagee shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any such sum or for failure to see to the proper application of any amount paid over to Mortgagor. Mortgagee is hereby authorized, in the name of Mortgagor, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree. All costs and expenses (including but not limited to attorneys' fees) incurred by Mortgagee in connection with any condemnation shall be a demand obligation owing by Mortgagor (which Mortgagor hereby promises to pay) to Mortgagee pursuant to this Mortgage.

     (g)  Restoration Advances.
          --------------------

             (i) Mortgagee agrees that, in the event that all or a portion of the Improvements are destroyed or damaged by fire, explosion, windstorm, hail or any other casualty against which insurance is required under this Mortgage, or in the event that not more than ten percent (10%) of the Land and Improvements are condemned or taken under power of eminent domain (or transferred in lieu thereof), Mortgagee will elect (under Subsection 2.1(d) or 2.1(f), as applicable) to apply the insurance proceeds or condemnation proceeds (or the proceeds of transfer in lieu thereof)

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which remain after payment of the expenses of collection thereof as provided in
Subsections 2.1(d) and 2.1(f) (called the "Proceeds" below in this Subsection),
                                           --------
or so much thereof as is required, to restoration of the portion of the Property damaged or taken as nearly as practicable to its value, character and condition immediately prior to such casualty or taking (the "Restoration"), provided that
                                                   -----------
either (i) no Event of Default shall have occurred and the amount of the Proceeds is less than One Hundred Thousand Dollars ($100,000), or (ii) all of the following conditions precedent are satisfied in full not later than ninety
(90) days after the date on which the casualty loss occurs or title to the portion of the Property taken (or transferred in lieu thereof) vests in the condemning authority, as the case may be:

               (A) no Event of Default shall have occurred;

               (B) the lessee under the Major Lease or, if such lease is no longer in effect, all tenants having present or future possessory rights under Leases (hereinafter defined) covering, in the aggregate, not less than eighty-five percent (85%) of the net rentable area of the Improvements have agreed in a manner satisfactory to Mortgagee that their Leases will continue in full force and effect and, if necessary, the time for taking or regaining possession of the demised premises under such Leases will be extended by the time necessary to complete the Restoration;

               (C) all parties having operating, management or franchise interests in, and arrangements concerning, the Property have agreed that they will continue their interests and arrangements for the contract terms then in effect following the Restoration;

               (D) all parties having commitments to provide financing with respect to the Property, to purchase Mortgagor's interest in full or in part in the Property or to purchase or pay the loan evidenced by the Note (collectively, "Commitment Providers") have agreed in a manner satisfactory to Mortgagee that
 --------------------
their commitments will continue in full force and effect and, if necessary, the expiration of such commitments will be extended by the time necessary to complete the Restoration;

               (E) in the case of a condemnation, Mortgagor has presented evidence satisfactory to Mortgagee, and Mortgagee has reasonably determined, that the remaining portions of the Improvements can feasibly be redesigned and reconstructed to such a condition that they can be operated for their intended purposes;

               (F) Mortgagor has presented evidence satisfactory to Mortgagee, and Mortgagee has reasonably determined, that the Restoration can be accomplished within a reasonable period of time and in any event prior to the Maturity Date (as defined in the Note);

               (G) Mortgagor has delivered or caused to be delivered to Mortgagee, and Mortgagee has approved, complete final plans and specifications (the "Restoration Plans") for the work to be performed in connection with the
      -----------------
Restoration (hereinafter called the "Restoration Work") prepared and sealed by
                                     ----------------
an architect (the "Architect") acceptable to Mortgagee, with evidence
                   ---------
satisfactory to Mortgagee of the approval of the Restoration Plans by all Commitment Providers and all governmental authorities and all tenants under Leases whose approval is required;

               (H) Mortgagor has delivered or caused to be delivered to Mortgagee a signed estimate approved in writing by the Architect, stating the entire cost of completing the Restoration Work;

               (I) Mortgagor has entered into, and has furnished to Mortgagee a copy of, a fixed price construction contract satisfactory to Mortgagee, with a contractor reasonably acceptable to Mortgagee, bonded to the extent required by Mortgagee, for the Restoration Work;

               (J) if Mortgagee has determined that (i) the projected cost of the Restoration Work substantially in accordance with the Restoration Plans exceeds (ii) the available Proceeds held by Mortgagee, then Mortgagor has deposited with Mortgagee funds sufficient to cover the excess cost;

               (K) Mortgagor has furnished all insurance coverage required by Mortgagee pursuant to Subsection 2.1 (d), above;

               (L) Mortgagee has determined that it will not incur any liability to any person as a result of such use of the Proceeds; and

               (M) Mortgagor has demonstrated to Mortgagee, to Mortgagee's reasonable satisfaction, that the combination of operating income from the Leases remaining in force plus the proceeds of business interruption insurance which will be available during the period of the Restoration will be sufficient to cover the operating expenses of the Premises and debt service on the secured indebtedness during such period.

If all of the foregoing conditions have not been satisfied within the time limit specified above, then Mortgagee may, at its option, apply such Proceeds to the indebtedness secured hereby, whether or not due, in such order and manner as Mortgagee elects.

         (ii) To the extent that Mortgagee elects to apply the Proceeds to the restoration or reconstruction of the Improvements, then disbursement of the Proceeds for Restoration or Restoration Work shall be subject to and shall be made in accordance with the customary practices of Mortgagee governing the disbursement of construction loans. If Mortgagee determines from time to time that (i) the estimated cost of the Restoration substantially in accordance with the Restoration Plans exceeds (ii) the available Proceeds held by Mortgagee plus all other available funds deposited by Mortgagor with Mortgagee for the purpose of the Restoration, then Mortgagor shall deposit additional funds with Mortgagee to cover the excess cost before Mortgagee shall be required to disburse any such Proceeds or other available funds for Restoration costs. Any such funds provided by Mortgagor to cover excess costs shall be used for the costs of Restoration prior to disbursement of any of the Proceeds for such costs.

         (iii) Any such Proceeds and additional funds provided by Mortgagor which are held by Mortgagee under this Subsection shall be held by Mortgagee in an interest-bearing account of Mortgagee's selection until disbursed for Restoration or otherwise applied as herein provided. Mortgagee's receipt and custody of such Proceeds or additional funds shall not constitute a repayment of any of the indebtedness secured hereby, unless and until such Proceeds or additional funds are actually applied against the indebtedness secured hereby in accordance with this Mortgage. No disbursement of such Proceeds for Restoration costs shall constitute an advance of the loan evidenced by the Note or increase the principal amount of such loan. If surplus Proceeds remain after completion of the Restoration and payment of all costs therefor, then such surplus Proceeds shall be applied against the indebtedness secured hereby in such manner and order as Mortgagee elects. If surplus funds then remain from additional funds provided by Mortgagor to cover excess costs of Restoration, then such surplus funds shall be returned to Mortgagor, provided that no uncured default or Event of Default shall exist hereunder.

          (iv) In any event, upon the occurrence of an Event of Default at any time, Mortgagee may (but has no obligation to) apply all or any portion of such Proceeds or additional funds provided by Mortgagor in Mortgagee's possession to the payment of the indebtedness secured hereby, whether or not due, in such order and manner as Mortgagee elects, and/or to the cure of any Event of Default without waiving the same.

     (h)  Compliance with Legal Requirements.  The Property and the use,
          ----------------------------------
operation and maintenance thereof and all activities thereon do and shall at all times comply with all applicable Legal Requirements (defined below). The Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Property to fulfill any requirement of any Legal Requirement. Mortgagor shall not, by act or omission, permit any building or other improvement not subject to the lien and interest of this Mortgage to rely on the Property or any interest therein to fulfill any requirement of any Legal Requirement. No part of the Property constitutes a nonconforming use under any zoning law or similar law or ordinance. Mortgagor has obtained and shall preserve in force all requisite zoning, utility, building, health, environmental and operating permits from the governmental authorities having jurisdiction over the Property.

     If Mortgagor receives a notice or claim from any person that the Property, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any Legal Requirement, Mortgagor will promptly furnish a copy of such notice or claim to Mortgagee. Mortgagor has received no notice and has no knowledge of any such noncompliance. As used in this Mortgage: (i) the term "Legal Requirement" means any Law (defined below), agreement, covenant,
 -----------------
restriction, easement or condition (including, without limitation of the foregoing, any condition or requirement imposed by any insurance or surety company applicable to Mortgagor or the Property), as any of the same now exists or may be changed or amended or come into effect in the future; and (ii) the term "Law" means any federal, state or local law, statute, ordinance, code,
      ---
rule, regulation, license, permit, authorization, decision, order, injunction or decree, domestic or foreign applicable to Mortgagor or the Property.

     (i)  Maintenance, Repair and Restoration.  Mortgagor will keep the Property
          -----------------------------------
in first class order, repair, operating condition and appearance, causing all necessary repairs, renewals, replacements, additions and improvements to be promptly made, and will not allow any of the Property to be misused, abused or wasted or to deteriorate. Notwithstanding the foregoing, Mortgagor will not, without the prior written consent of Mortgagee, (i) remove from the Property any fixtures or personal property conveyed or encumbered by this Mortgage except such as is replaced by Mortgagor by an article of equal suitability and value, owned by Mortgagor, free and clear of any lien or security interest (except that created by this Mortgage), or (ii) make any structural alteration to the Property or any other alteration thereto which impairs the value thereof. If any act or occurrence of any kind or nature (including any condemnation or any casualty for which insurance was not obtained or obtainable) shall result in damage to or loss or destruction of the Property, Mortgagor shall give prompt notice thereof to Mortgagee and Mortgagor shall promptly, at Mortgagor's sole cost and expense and regardless of whether insurance or condemnation proceeds (if any) shall be available or sufficient for the purpose (provided that Mortgagee makes available to Grantor for such purpose any Proceeds actually received by Mortgagee), commence and continue diligently to completion to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to the damage, loss or destruction.

     (j)  No Other Liens.   Mortgagor will not, without the prior written
          --------------
consent of Mortgagee, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual, security title, interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Mortgage, and should any of the foregoing become attached hereafter in any manner to any part of the Property without the prior written consent of Mortgagee, Mortgagor will cause the same to be discharged and released or bonded over within ten (10) days. Mortgagor will own all parts of the Property and will not acquire any fixtures, equipment or other property forming a material part of the Property pursuant to a lease, license, security agreement or similar agreement, whereby any party has or may obtain the right to repossess or remove same, without the prior written consent of Mortgagee. If Mortgagee consents to the voluntary grant by Mortgagor of any mortgage, lien, security interest, or other encumbrance (hereinafter called "Subordinate Lien") conveying or encumbering any
                                 ----------------
of the Property or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable as to a Subordinate Lien, any such Subordinate Lien shall contain express covenants to the effect that: (1) the Subordinate Lien is unconditionally subordinate to this Mortgage and all Leases (hereinafter defined); (2) if any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Lien, no tenant of any of the Leases (hereinafter defined) shall be named as a party defendant, and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Mortgagee; (3) Rents (hereinafter defined), if collected by or for the holder of the Subordinate Lien, shall be applied first to the payment of the secured indebtedness then due and expenses incurred in the ownership, operation and maintenance of the Property in such order as Mortgagee may determine, prior to being applied to any indebtedness secured by the Subordinate Lien; (4) written notice of default under the Subordinate Lien and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Lien or to seek the appointment of a receiver for all or any part of the Property shall be given to Mortgagee with or immediately after the occurrence of any such default or commencement; and (5) neither the holder of the Subordinate Lien, nor any purchaser at foreclosure thereunder, nor anyone claiming by, through or under any of them shall succeed to any of Mortgagor's rights hereunder without the prior written consent of Mortgagee.

     (k)  Operation of Property.  Mortgagor will operate the Property in a good
          ---------------------
and workmanlike manner and in accordance with all Legal Requirements and will pay all fees or charges of any kind in connection therewith. Mortgagor shall cause the Property to be managed by Mortgagor or another property manager acceptable to Mortgagee, under a management agreement satisfactory in all respects to Mortgagee. Mortgagee approves Wells Management Company, Inc. as property manager. Mortgagor will keep the Property occupied so as not to impair the insurance carried thereon. Mortgagor will not use or occupy or conduct any activity on, or allow the use or occupancy of or the conduct of any activity on, the Property in any manner which violates any Legal Requirement or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto. Mortgagor will not initiate or permit any zoning reclassification of the Property or seek any variance under existing zoning ordinances applicable to the Property or use or permit the use of the Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or other Legal Requirement. Mortgagor will not impose any easement, restrictive covenant or encumbrance upon the Property, execute or file any subdivision plat or condominium declaration affecting the Property or consent to the annexation of the Property to any municipality, without the prior written consent of Mortgagee. Mortgagor will not do or suffer to be done any act whereby the value of any part of the Property may be lessened. Mortgagor will preserve, protect, renew, extend and retain all material rights and privileges granted for or applicable to the Property. Without the prior written consent of Mortgagee, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof. Mortgagor will cause all debts and liabilities of any character (including without limitation all debts and liabilities for labor, material and equipment and all debts and charges for utilities servicing the Property) incurred in the construction, maintenance, operation and development of the Property to be promptly paid.

     (l)  Financial Matters.  Mortgagor is solvent after giving effect to all
          -----------------
borrowings contemplated by the Loan Documents and no proceeding under any Debtor Relief Law (hereinafter defined) is pending (or, to Mortgagor's knowledge, threatened) by or against Mortgagor, or any member of Mortgagor or any guarantor of the secured indebtedness or any partner of any such guarantor, as a debtor. All reports, statements, plans, budgets, applications, agreements and other data and information heretofore furnished or hereafter to be furnished by or on behalf of Mortgagor to Mortgagee in connection with the loan or loans evidenced by the Loan Documents (including, without limitation, all financial statements and financial information) are and will be true, correct and complete in all material respects as of their respective dates and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading. No material adverse change has occurred since the dates of such reports, statements and other data in the financial condition of Mortgagor or, to Mortgagor's knowledge, of any tenant under any lease described therein. For the purposes of this paragraph, "Mortgagor" shall also include any
                                               ---------
person liable for the secured indebtedness or any part thereof.

     (m)  Status of Mortgagor; Suits and Claims; Loan Documents.  Mortgagor (i)
          -----------------------------------------------------
is and will continue to be duly organized, validly existing and in good standing under the laws of its state of organization, (ii) is or will be within fourteen
(14) days from the date of this Mortgage authorized
to do business in, and in good standing in, the state in which the Property is located, and (iii) is and will continue to be possessed of all requisite power and authority to carry on its business and to own and operate the Property. Each Loan Document executed by Mortgagor has been duly authorized, executed and delivered by Mortgagor, and the obligations thereunder and the performance thereof by Mortgagor in accordance with their terms are and will continue to be within Mortgagor's power and authority (without the necessity of joinder or consent of any other person), are not and will not be in contravention of any Legal Requirement to which Mortgagor or the Property is subject, and do not and will not result in the creation of any encumbrance against any assets or properties of Mortgagor, or any other person liable for any of the secured indebtedness, except as expressly contemplated by the Loan Documents. Except as expressly disclosed to Mortgagee in writing, there is no suit, action, claim, investigation, inquiry, proceeding or demand pending (or, to Mortgagor's knowledge, threatened) which affects the Property (including, without limitation, any which challenges or otherwise pertains to Mortgagor's title to the Property) or the validity, enforceability or priority of any of the Loan Documents. There is no judicial or administrative action, suit or proceeding pending (or, to Mortgagor's knowledge, threatened) against Mortgagor, or against any other person liable for the secured indebtedness, except as has been disclosed in writing to Mortgagee in connection with the loan evidenced by the Note. Neither Mortgagor nor any other person liable for the secured indebtedness nor any partner of any guarantor of the secured indebtedness or any such other person is involved in any litigation, threatened or existing, against Mortgagee or any affiliate of Mortgagee. The Loan Documents constitute legal, valid and binding obligations of Mortgagor (and of each guarantor, if any) enforceable in accordance with their terms, except as the enforceability thereof may be limited by Debtor Relief Laws (hereinafter defined) and except as the availability of certain remedies may be limited by general principles of equity. Mortgagor is not a "foreign person" within the meaning of the Internal Revenue Code of 1986,
       --------------
as amended, Sections 1445 and 7701 (i.e. Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined therein and in any regulations promulgated thereunder). The loan evidenced by the Note is solely for business purposes, and is not for personal, family, household or agricultural purposes. Mortgagor will not cause or permit any change to be made in its name, identity, or corporate or partnership structure, unless Mortgagor shall have notified Mortgagee of such change prior to the effective date of such change, and shall have first taken all action required by Mortgagee for the purpose of further perfecting or protecting the lien and security interest of Mortgagee in the Property. Mortgagor's principal place of business and chief executive office, and the place where Mortgagor keeps its books and records concerning the Property, has been, since the date of Mortgagor's formation and will continue to be (unless Mortgagor notifies Mortgagee of any change in writing prior to the date of such change) the address of Mortgagor set forth at the end of this Mortgage.

     (n) Certain Environmental Matters.
         -----------------------------

         (i)  Definitions.  As used in this Mortgage:  (1) "Environmental Claim"
              -----------                                   -------------------
means any investigative, enforcement, cleanup, removal, containment, remedial or other governmental or regulatory action at any time threatened, instituted or completed pursuant to any applicable Environmental Requirement against Mortgagor or against or with respect to the Property or any use or activity on the Property, and any claim at any time threatened or made by any person against Mortgagor or against or with respect to the Property or any use or activity on the Property, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Substance; (2) "Environmental Requirement" means any Legal
                                   -------------------------
Requirement which pertains to ground or air or water or noise pollution or contamination, underground or aboveground tanks, health or the environment, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Resource
                                                     ------
Conservation and Recovery Act of 1976, as amended ("RCRA"), and including,
                                                    ----
without limitation, each and every environmental law, ordinance, rule and regulation of the State of Illinois and every instrumentality thereof having jurisdiction over the Property; and (3) "Hazardous Substance" means any
                                         -------------------
substance, whether solid, liquid or gaseous: (a) which is listed, defined or regulated as a "hazardous substance", "hazardous waste" or "solid waste", or otherwise classified as hazardous or toxic, in or pursuant to any Environmental Requirement; or (b) which is or contains asbestos, radon, any polychlorinated biphenyl, urea formaldehyde foam insulation, or explosive or radioactive material; or (c) which causes or poses a threat to cause a contamination or nuisance on the Property or on any adjacent property or a hazard to the environment or to the health or safety of persons on the Property. As used in this paragraph (n), the word "on" when used with respect to the Property or adjacent property means "on, in, under, above or about".

          (ii) Representations and Warranties.  Mortgagor represents and
               ------------------------------
warrants to Mortgagee, without regard to whether Mortgagee has or hereafter obtains any knowledge or report of the environmental condition of the Property, as follows: (1) during the period of Mortgagor's ownership of the Property, the Property will not be used for landfill, dumping or other waste disposal activity or operation, for generation, storage, use, sale, treatment, processing, recycling or disposal of any Hazardous Substance, or for any other use that would give rise to the release of any Hazardous Substance on the Property except as disclosed in that certain Phase I Environmental Site Assessment, dated August 25, 1999, prepared by Eckland Consultants Inc. for Wells Real Estate Funds regarding the Property (the "Report"); (2) to the best of Mortgagor's knowledge
                             ------
after inquiry in accordance with good commercial or customary practices, no use of the Property described in clause (1) preceding occurred at any time prior to the period of Mortgagor's ownership of the Property nor did any such use on any adjacent property occur during or at any time prior to the period of Mortgagor's ownership of the Property, and there is no Hazardous Substance, storage tank (or similar vessel), sump or well on the Property; (3) Mortgagor has received no notice and has no knowledge of any Environmental Claim or any completed, pending, proposed or threatened investigation or inquiry concerning the presence or release of any Hazardous Substance on the Property or on any adjacent property or concerning whether any condition, use or activity on the Property or on any adjacent property is in violation of any Environmental Requirement; (4) to the best of Mortgagor's knowledge, the present conditions, uses and activities on the Property do not violate any Environmental Requirement and the use of the Property which Mortgagor (and each tenant and subtenant, if any) makes and intends to make of the Property complies and will comply with all applicable Environmental Requirements; (5) to the best of Mortgagor's knowledge, the Property is not currently on, and to the best of Mortgagor's knowledge after inquiry in accordance with good commercial or customary practices, has never been on, any federal or state "superfund" or "superlien" list; and (6) neither Mortgagor, nor to Mortgagor's knowledge any tenant or subtenant, has obtained or is required to obtain any permit or other authorization to construct, occupy, operate, use or conduct any activity on any of the Property by reason of any Environmental Requirement except for the following: Waste Generator Permit No. ILD984843235; Industrial

Pretreatment Water Discharge Permit No. WD01921029; and Air Emissions Permit No. 043800AAL.

          (iii)  Violations.  Mortgagor will not cause, commit, permit or allow
                 ----------
to continue any violation of any Environmental Requirement by Mortgagor or by or with respect to the Property or any use or activity on the Property, or the attachment of any environmental lien to the Property. Mortgagor will not place, install, dispose of or release, or cause, permit or allow the placing, installation, disposal or release of, any Hazardous Substance or storage tank (or similar vessel) on the Property and will keep the Property free of any Hazardous Substance. Notwithstanding the foregoing provisions of this Subsection 2(n)(iii), Mortgagor shall not be in default under this Subsection 2(n)(iii) should Mortgagor store minimal quantities of substances on the Property which technically could be considered Hazardous Substance, provided
                                                                    --------
that: such substances are of a type and are held only in a quantity normally
----
used in connection with the construction, occupancy or operation of comparable buildings (such as cleaning fluids, and supplies normally used in the day to day operation of business offices or as specifically described in the Report), such substances are being held, stored and used in complete and strict compliance with all applicable Environmental Requirements, and the indemnity in Section 7 of the Environmental Indemnity Agreement of even date herewith between Mortgagor and Mortgagee (the "Environmental Indemnity Agreement") and Subsection 2(q)
                    ---------------------------------
hereof shall always apply to such substances, and it shall be and continue to be the responsibility of Mortgagor to take all remedial actions required under and in accordance with Section 6 of the Environmental Indemnity Agreement in the event of any unlawful release of any such substance.

          (iv)   Notice to Mortgagee.  Mortgagor will promptly advise Mortgagee
                 -------------------
in writing of any Environmental Claim or of the discovery of any Hazardous Substance on the Property, as soon as Mortgagor first obtains knowledge thereof, including a full description of the nature and extent of the Environmental Claim and/or Hazardous Substance and all relevant circumstances.

          (v)    Site Assessments and Information.  If Mortgagee shall ever have
                 --------------------------------
reason to believe that any Hazardous Substance affects the Property, or if any Environmental Claim is made or threatened, or if an Event of Default shall have occurred, Mortgagor will at its expense provide to Mortgagee from time to time, in each case within thirty (30) days of Mortgagee's written request, a report (including all drafts thereof if requested by Mortgagee) of an environmental assessment of the Property made after the date of Mortgagee's request and of such scope (including but not limited to the taking of soil borings, air and groundwater samples and other above and below ground testing) as Mortgagee may request and by a consulting firm acceptable to Mortgagee. Mortgagor will cooperate with each consulting firm making any such assessment and will supply to the consulting firm, from time to time and promptly on request, all information available to Mortgagor to facilitate the completion of the assessment and report.

          (vi)   Remedial Actions.  Without limitation of Mortgagee's rights to
                 ----------------
declare an Event of Default and to exercise all remedies available by reason thereof, if any Hazardous Substance is discovered on the Property at any time and regardless of the cause, Mortgagor shall: (1) promptly at Mortgagor's sole risk and expense remove, treat and dispose of the Hazardous Substance (to the extent required by applicable Environmental Requirements), in compliance with all applicable Environmental Requirements and solely under Mortgagor's name

(or if removal is prohibited by any Environmental Requirement, take whatever action is required by applicable Environmental Requirements), in addition to taking such other action as is necessary to have the full use and benefit of the Property as contemplated by the Loan Documents, and provide Mortgagee with satisfactory evidence thereof; and (2) if requested by Mortgagee, provide to Mortgagee within thirty (30) days of Mortgagee's request a bond, letter of credit or other financial assurance evidencing to Mortgagee's satisfaction that all necessary funds are readily available to pay the costs and expenses of the actions required by clause (1) preceding and to discharge any assessments or liens established against the Property as a result of the presence of the Hazardous Substance on the Property.

     (o) Further Assurances.  Mortgagor will, promptly on the reasonable request
         ------------------
of Mortgagee, (i) correct any defect, error or omission which may be discovered in the contents, execution or acknowledgment of this Mortgage or any other Loan Document; (ii) execute, acknowledge, deliver, procure and record and/or file such further reasonable documents (including, without limitation, further mortgages, security agreements, financing statements, continuation statements, and assignments of rents or leases) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents, to more fully identify and subject to the liens and interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property) or as deemed advisable by Mortgagee to protect the lien or the interest hereunder against the rights or interests of third persons; and (iii) provide such reasonable certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of Mortgagee to enable Mortgagee to comply with the requirements or requests of any agency having jurisdiction over Mortgagee or any examiners of such agencies with respect to the indebtedness secured hereby, Mortgagor or the Property. Mortgagor shall pay all reasonable and actual costs connected with any of the foregoing, which shall be a demand obligation owing by Mortgagor (which Mortgagor hereby promises to pay) to Mortgagee pursuant to this Mortgage.

     (p) Fees and Expenses.  Without limitation of any other provision of this
         -----------------
Mortgage or of any other Loan Document and to the extent not prohibited by applicable law, Mortgagor will pay, and will reimburse to Mortgagee on demand to the extent paid by Mortgagee: (i) all appraisal fees, recordation, transfer and other filing, registration and recording fees, taxes, brokerage fees and commissions, abstract fees, title search or examination fees, title policy and endorsement premiums and fees, uniform commercial code search fees (for searches conducted both prior to and subsequent to the closing of the loan evidenced by the Loan Documents), escrow fees, reasonable and actual attorneys' fees, architect fees, construction consultant fees, environmental inspection fees, survey fees, and all other out-of-pocket costs and expenses of every character incurred by Mortgagor or Mortgagee in connection with the preparation of the Loan Documents, the evaluation, closing and funding of the loan evidenced by the Loan Documents, and any and all amendments and supplements to this Mortgage, the Note or any other Loan Documents or any approval, consent, waiver, release or other matter requested or required hereunder or thereunder, or otherwise attributable or chargeable to Mortgagor as owner of the Property; and (ii) all costs and expenses, including reasonable attorneys' fees and expenses, incurred or expended in connection with the exercise of any right or remedy or the enforcement of any obligation of Mortgagor, hereunder or under any other Loan Document.

     (q)  Indemnification.
          ---------------

          (i) Mortgagor will indemnify and hold harmless Mortgagee from and against, and reimburse Mortgagee on demand for, any and all Indemnified Matters (defined below). For purposes of this paragraph (q), the term "Mortgagee"
                                                                ---------
shall include the directors, officers, partners, employees and agents of Mortgagee and any persons owned or controlled by, owning or controlling, or under common control or affiliated with Mortgagee. Without limitation, the foregoing indemnities shall apply to each indemnified person with respect to matters which in whole or in part are caused by or arise out of the negligence of such (and/or any other) indemnified person. However, such indemnities shall not apply to a particular indemnified person to the extent that the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of that indemnified person. Any amount to be paid under this paragraph (q) by Mortgagor to Mortgagee shall be a demand obligation owing by Mortgagor (which Mortgagor hereby promises to pay) to Mortgagee pursuant to this Mortgage. Nothing in this paragraph, elsewhere in this Mortgage or in any other Loan Document shall limit or impair any rights or remedies of Mortgagee (including without limitation any rights of contribution or indemnification) against Mortgagor or any other person under any other provision of this Mortgage, any other Loan Document, any other agreement or any applicable Legal Requirement.

          (ii)  As used herein, the term "Indemnified Matters" means any and all
                                          -------------------
claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation, reasonable and actual fees and expenses of attorneys and other professional consultants and experts, and of the investigation and defense of any claim, whether or not such claim is ultimately defeated, and the settlement of any claim or judgment including all value paid or given in settlement) of every kind, known or unknown, foreseeable or unforeseeable, which may be imposed upon, asserted against or incurred or paid by Mortgagee at any time and from time to time, whenever imposed, asserted or incurred, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with the Property or with this Mortgage or any other Loan Document, including but not limited to any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property, any act performed or omitted to be performed hereunder or under any other Loan Document, any breach by Mortgagor of any representation, warranty, covenant, agreement or condition contained in this Mortgage or in any other Loan Document, any default as defined herein or any claim under or with respect to any Lease (hereinafter defined) or any Environmental Matter (hereinafter defined), through any cause whatsoever at any time on or before the Release Date. As used herein, the term "Environmental
                                                               -------------
Matter" means:  (a) the presence of any Hazardous Substance on, in, under, above
------
or about the Property, or the migration or release or threatened migration or release of any Hazardous Substance on, to, from or through the Property, on or at any time before the Release Date; or (b) any act, omission, event or circumstance existing or occurring in connection with the handling, treatment, containment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Substance which is at any time on or before the Release Date present on, in, under, above or about the Property; or (c) any violation on or before the Release Date, of any Environmental Requirement in effect on or before the Release Date, regardless of whether any act, omission, event or circumstance giving rise to the violation constituted a violation at the time of the occurrence or inception of such act, omission, event or circumstance; or (d) any Environmental Claim, or the filing or imposition of any environmental lien against the Property, because of, resulting from, in connection with, or arising out of any of the matters referred to in clauses (a) through (c) preceding; and regardless of whether any of the matters referred to in the foregoing clauses (a) through (d) was caused by Mortgagor or Mortgagor's tenant or any subtenant, or a prior owner of the Property or its tenant or any subtenant, or any third party. Without limitation of the definition of Indemnified Matters herein, Mortgagor's indemnification obligations regarding any Environmental Matter shall include injury or damage to any person, property or natural resource occurring upon or off of the Property (including but not limited to the cost of demolition and rebuilding of any improvements on real property), the preparation of any feasibility studies or reports and the performance of any cleanup, remediation, removal, response, abatement, containment, closure, restoration, monitoring or similar work required by any Environmental Requirement or necessary to have the full use and benefit of the Property as contemplated by the Loan Documents (including, without limitation, any of the same in connection with any foreclosure or transfer in lieu thereof), and all liability to pay or indemnify any person for costs in connection with any of the foregoing. The term "Release Date" as used
                                                         ------------
herein means the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Mortgage has been cancelled and satisfied of record, or (ii) the date on which the lien of this Mortgage is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective, and possession of the Property has been given to the purchaser or grantee free of occupancy and claims to occupancy by Mortgagor and Mortgagor's heirs, devisees, representatives, successors and assigns; provided, that if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is rejected, dismissed or withdrawn with prejudice. The indemnities in this paragraph (q) shall not terminate upon the Release Date or upon the cancellation, satisfaction, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, the repayment of the secured indebtedness, the discharge, cancellation and satisfaction of this Mortgage and the other Loan Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

     (r)  Records and Financial Reports.  Mortgagor will keep accurate books and
          -----------------------------
records in accordance with sound accounting principles in which full, true and correct entries shall be promptly made with respect to the Property and the operation thereof, and will permit all such books and records to be inspected and copied, and the Property to be inspected and photographed, by Mortgagee and its representatives during normal business hours and at any other reasonable times. Mortgagor will furnish to Mortgagee at Mortgagor's expense all evidence which Mortgagee may from time to time reasonably request as to compliance with all provisions of the Loan Documents. Any inspection or audit of the Property or the books and records of Mortgagor, or the procuring of documents and financial and other information, by or on behalf of Mortgagee shall be for Mortgagee's protection only, and shall not constitute any assumption of responsibility to Mortgagor or anyone else with regard to the condition, construction, maintenance or operation of the Property nor Mortgagee's approval of any certification given to Mortgagee nor relieve Mortgagor of any of Mortgagor's obligations. Upon the prior written approval of Mortgagor, which approval shall not be unreasonably withheld or delayed and which approval shall not be required with respect to an assignment or grant of a participation to an affiliate of Mortgagee, Mortgagee may, from time to time, sell or offer to sell the Loan, or interests therein, to one or more assignees or participants and is hereby authorized to disseminate any information it now has or hereafter obtains pertaining to the secured indebtedness, including, without limitation, any security for the secured indebtedness and credit or other information on the Premises, Mortgagor, any of its principals and any guarantor, to any assignee or participant or prospective assignee or prospective participant, to Mortgagee's affiliates, including without limitation Banc of America Securities LLC, to any regulatory body having jurisdiction over Mortgagee and to any other parties as necessary or appropriate in Mortgagee's reasonable judgment. Mortgagor shall execute, acknowledge and deliver any and all instruments reasonably requested by Mortgagee in connection therewith and to the extent, if any, specified in any such assignment or participation, such companies, assignees or participants shall have the rights and benefits with respect to the secured indebtedness as such persons would have if such persons were Mortgagee hereunder.

     (s)  Financial Statements.  Mortgagor shall provide or cause to be provided
          --------------------
to Mortgagee the following:

          (i) Financial Statements (hereinafter defined) of Mortgagor for each fiscal year of Mortgagor, as soon as reasonably practicable and in any event within one hundred twenty (120) days after the close of each fiscal year.

          (ii) Financial Statements of each guarantor of the secured indebtedness for each fiscal year of such guarantor, as soon as reasonably practicable and in any event within one hundred twenty (120) days after the close of each fiscal year, and Financial Statements for each calendar quarter of each such guarantor, as soon as reasonably practicable and in any event within forty-five (45) days after the close of each such calendar quarter.

          (iii) With respect to the operation of the Property:

                (A) Prior to the beginning of each fiscal year of Mortgagor, a capital and operating budget for the Property, and

                (B) For each quarter (and for the fiscal year through the end of that quarter) (1) a statement of all income and expenses in connection with the Property, and (2) a current leasing status report in form satisfactory to Mortgagee, including in each case a comparison to the budget, as soon as reasonably practicable but in any event within forty-five (45) days after the end of each such quarter, certified in writing as true and correct by a representative of Mortgagor satisfactory to Mortgagee. Items provided under this paragraph (iii) shall in form and detail satisfactory to Mortgagee.

          (iv) From time to time promptly after Mortgagee's request, such additional information, reports, and statements respecting the business operations and financial condition of each Reporting Party (hereinafter defined) as Mortgagee may reasonably request.

For the purposes of this Mortgage, the term "Financial Statements" means a
                                             --------- ----------
balance sheet, income statement, statements of cash flow and amount and sources of contingent liabilities, and a reconciliation of changes in equity, and, unless Mortgagee otherwise consents, consolidated and consolidating statements if the Reporting Party is a holding company or a parent of a subsidiary entity. Each party for whom Financial Statements are required is a "Reporting Party." All Financial Statements shall
                              ---------------
be in form and detail reasonably satisfactory to Mortgagee and shall contain or be attached to the signed and dated written certification of the Reporting Party in form specified by Mortgagee to certify that the Financial Statements are furnished to Mortgagee in connection with the extension of credit by Mortgagee and constitute a true and correct statement of the Reporting Party's financial condition. All certifications and signatures shall be by a representative of the Reporting Party satisfactory to Mortgagee. All fiscal year-end Financial Statements of any guarantor (other than consolidating statements) shall be audited and certified, without any qualification or exception not acceptable to Mortgagee, by independent certified accountants acceptable to Mortgagee, and shall contain all reports and disclosures required by generally accepted accounting principles for a fair presentation.

     (t) Taxes on Note or Mortgage.  Mortgagor will promptly pay all income,
         -------------------------
franchise and other taxes owing by Mortgagor and any stamp, documentary, recordation and transfer taxes or other taxes (unless such payment by Mortgagor is prohibited by law) which may be required to be paid with respect to the Note, this Mortgage or any other instrument evidencing or securing any of the secured indebtedness. In the event of the enactment after this date of any law of any governmental entity applicable to Mortgagee, the Note, the Property or this Mortgage deducting from the value of property for the purpose of taxation any lien or interest thereon, or imposing upon Mortgagee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or security agreements or debts secured by mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Mortgage or the indebtedness secured hereby or Mortgagee, then, and in any such event, Mortgagor, upon demand by Mortgagee, shall pay such taxes, assessments, charges or liens, or reimburse Mortgagee therefor; provided, however, that if in the opinion of counsel for Mortgagee (i) it might be unlawful to require Mortgagor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the indebtedness secured hereby to be and become due and payable one hundred eighty (180) days from the giving of such notice.

     (u) Statement Concerning Note or Mortgage.  Mortgagor shall at any time and
         -------------------------------------
from time to time furnish within seven (7) days of request by Mortgagee a written statement in such form as may be required by Mortgagee stating that (i) the Note, this Mortgage and the other Loan Documents are valid and binding obligations of Mortgagor, enforceable against Mortgagor in accordance with their terms; (ii) the unpaid principal balance of the Note; (iii) the date to which interest on the Note is paid; (iv) the Note, this Mortgage and the other Loan Documents have not been released, subordinated or modified; and (v) there are no offsets or defenses against the enforcement of the Note, this Mortgage or any other Loan Document. If any of the foregoing statements are untrue, Mortgagor shall, alternatively, specify the reasons therefor.

     (v) Annual Appraisal.  Mortgagee may at its option obtain at Mortgagor's
         ----------------
expense, once in each year (or as otherwise requested by Mortgagee) an appraisal of the Property or any part thereof prepared in accordance with written instructions from Mortgagee by a third-party appraiser engaged directly by Mortgagee. Each such appraiser and appraisal shall be satisfactory to Mortgagee. The costs of each such appraisal shall be a part of the secured indebtedness and shall be payable by Mortgagor to Mortgagee on demand (which obligation Mortgagor hereby promises to pay).

     (w) Real Estate Operating Company.  In the event that any interest in any
         -----------------------------
entity liable for the secured indebtedness shall be owned by, conveyed to or otherwise acquired by a pension fund (which conveyance or acquisition shall be subject to the prior written consent of Mortgagee), Mortgagor shall cause such entity to qualify, and at all times during the term of the loan evidenced by the Note remain qualified, as a Real Estate Operating Company within the meaning of
Section 2510.3 - 101(e) of Title 29 of the Code of Federal Regulations.

     Section 2.2.  Performance by Mortgagee on Mortgagor's Behalf.  Mortgagor
                   ----------------------------------------------
agrees that, if Mortgagor fails to perform any act or to take any action which under any Loan Document Mortgagor is required to perform or take, or to pay any money which under any Loan Document Mortgagor is required to pay, and whether or not the failure then constitutes an Event of Default hereunder or thereunder, and whether or not there has occurred any Event of Default hereunder or the secured indebtedness has been accelerated, Mortgagee, in Mortgagor's name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Mortgagee and any money so paid by Mortgagee shall be a demand obligation owing by Mortgagor to Mortgagee (which obligation Mortgagor hereby promises to pay), shall be a part of the indebtedness secured hereby, and Mortgagee, upon making such payment, shall be subrogated to all of the rights of the person, entity or body politic receiving such payment. Mortgagee and its designees shall have the right to enter upon the Property at any time and from time to time for any such purposes. No such payment or performance by Mortgagee shall waive or cure any Event of Default or waive any right, remedy or recourse of Mortgagee. Any such payment may be made by Mortgagee in reliance on any statement, invoice or claim without inquiry into the validity or accuracy thereof. Each amount due and owing by Mortgagor to Mortgagee pursuant to this Mortgage shall bear interest, from the date such amount becomes due until paid, at the rate per annum provided in the Note for interest on past due principal owed on the Note but never in excess of the maximum nonusurious amount permitted by applicable law, which interest shall be payable to Mortgagee on demand; and all such amounts, together with such interest thereon, shall automatically and without notice be a part of the indebtedness secured hereby. The amount and nature of any expense by Mortgagee hereunder and the time when paid shall be fully established by the certificate of Mortgagee or any of Mortgagee's officers or agents.

     Section 2.3.  Absence of Obligations of Mortgagee with Respect to Property.
                   ------------------------------------------------------------
Notwithstanding anything in this Mortgage to the contrary, including, without limitation, the definition of "Property" and/or the provisions of Article 3 hereof, (i) to the extent permitted by applicable law, the Property is composed of Mortgagor's rights, title and interests therein but not Mortgagor's obligations, duties or liabilities pertaining thereto, (ii) Mortgagee neither assumes nor shall have any obligations, duties or liabilities in connection with any portion of the items described in the definition of "Property" herein, either prior to or after obtaining title to such Property, whether by foreclosure sale, the granting of a deed in lieu of foreclosure or otherwise, and (iii)

Mortgagee may, at any time prior to or after the acquisition of title to any portion of the Property as above described, advise any party in writing as to the extent of Mortgagee's interest therein and/or expressly disaffirm in writing any rights, interests, obligations, duties and/or liabilities with respect to such Property or matters related thereto. Without limiting the generality of the foregoing, it is understood and agreed that Mortgagee shall have no obligations, duties or liabilities prior to or after acquisition of title to any portion of the Property, as lessee under any lease or purchaser or seller under any contract or option unless Mortgagee elects otherwise by written notification.

                  ARTICLE 3 -  Assignment of Rents and Leases
                               ------------------------------

     Section 3.1.  Assignment.  Mortgagor hereby assigns to Mortgagee all Rents
                   ----------
(hereinafter defined) and all of Mortgagor's rights in and under all Leases (hereinafter defined). So long as no Event of Default (hereinafter defined) has occurred, Mortgagor shall have a license (which license shall terminate automatically and without further notice upon the occurrence of an Event of Default) to collect, but not prior to accrual, the Rents under the Leases and, where applicable, subleases, such Rents to be held in trust for Mortgagee, and to otherwise deal with all Leases as permitted by this Mortgage. Each month, provided no Event of Default has occurred, such Rents shall be released from the trust and Mortgagor may retain such Rents as were collected that month and may use and enjoy the same and may distribute the same to its members. Upon the revocation of such license, all Rents then held in trust or thereafter collected shall be paid directly to Mortgagee and not through the Mortgagor, all without the necessity of any further action by Mortgagee, including, without limitation, any action to obtain possession of the Land, Improvements or any other portion of the Property or any action for the appointment of a receiver. Mortgagor hereby authorizes and directs the tenants under the Leases to pay Rents to Mortgagee upon written demand by Mortgagee, without further consent of Mortgagor, without any obligation of such tenants to determine whether an Event of Default has in fact occurred and regardless of whether Mortgagee has taken possession of any portion of the Property, and the tenants may rely upon any written statement delivered by Mortgagee to the tenants. Any such payments to Mortgagee shall constitute payments to Mortgagor under the Leases, and Mortgagor hereby irrevocably appoints Mortgagee as its attorney-in-fact to do all things which Mortgagor might otherwise do with respect to the Property and the Leases thereon, including, without limitation, (i) collecting Rents with or without suit and applying the same, less expenses of collection, to any of the obligations secured hereunder or to expenses of operating and maintaining the Property (including reasonable reserves for anticipated expenses), at the option of the Mortgagee, all in such manner as may be determined by Mortgagee, or, at the option of Mortgagee, holding the same as security for the payment of all obligations secured hereunder, (ii) leasing, in the name of Mortgagor, the whole or any part of the Property which may become vacant, and (iii) employing agents therefor and paying such agents reasonable compensation for their services; provided, however, that Mortgagee shall not exercise such rights as attorney-in-fact until there occurs an Event of Default under the terms of the Note or this Mortgage. The curing of such Event of Default, unless other Events of Default also then exist, shall entitle Mortgagor to recover its aforesaid license to do any such things which Mortgagor might otherwise do with respect to the Property and the Leases thereon and to again collect such Rents. The powers and rights granted in this paragraph shall be in addition to the other remedies herein provided for upon the occurrence of an Event of Default and may be exercised independently of or concurrently with any of said remedies. Nothing in the foregoing shall be construed to impose any obligation upon Mortgagee to exercise any power or right granted in this paragraph or to assume any liability under any Lease of any part of the Property and no liability shall attach to Mortgagee for failure or inability to collect any Rents under any such Lease. The assignment contained in this Section shall become null and void upon the release of this Mortgage. As used herein: (i) "Lease" means the Major Lease and
                                               -----
each existing or future lease, sublease (to the extent of Mortgagor's rights thereunder) or other agreement under the terms of which any person has or acquires any right to occupy or use the Property, or any part thereof, or interest therein, and each existing or future guaranty of payment or performance thereunder, and all extensions, renewals, modifications and replacements of each such lease, sublease, agreement or guaranty; and (ii) "Rents" means all of the
                                                       -----
rents, revenue, income, profits and proceeds derived and to be derived from the Property or arising from the use or enjoyment of any portion thereof or from any Lease, including but not limited to liquidated damages following default under any such Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Property, all of Mortgagor's rights to recover monetary amounts from any tenant in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejections, under any applicable Debtor Relief Law (hereinafter defined), together with any sums of money that may now or at any time hereafter be or become due and payable to Mortgagor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas, mineral and mining leases covering the Property or any part thereof, and all proceeds and other amounts paid or owing to Mortgagor under or pursuant to any and all contracts and bonds relating to the construction or renovation of the Property.

     Section 3.2.  Covenants, Representations and Warranties Concerning Leases
                   -----------------------------------------------------------
and Rents.  Mortgagor covenants, represents and warrants that:  (a) Mortgagor
---------
has good title to, and is the owner of the entire landlord's interest in, the Leases and Rents hereby assigned and has authority to assign them; (b) to the best of Mortgagor's knowledge after due inquiry, all Leases are valid and enforceable, and in full force and effect, and are unmodified except as stated therein; (c) except as expressly disclosed to Mortgagee in writing, neither Mortgagor nor, to the best of Mortgagor's knowledge after due inquiry, any tenant in the Property is in default under its Lease (and to the best of Mortgagor's knowledge no event has occurred which with the passage of time or notice or both would result in a default under its Lease) or is the subject of any bankruptcy, insolvency or similar proceeding; (d) unless otherwise stated in a Permitted Encumbrance, no Rents or Leases have been or will be assigned, mortgaged, pledged or otherwise encumbered and no other person has or will acquire any right, title or interest in such Rents or Leases; (e) to the best of Mortgagor's knowledge after due inquiry, no Rents have been waived, released, discounted, set off or compromised; (f) except as stated in the Leases, Mortgagor has not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rents; (g) Mortgagor shall perform all of its obligations under the Leases and enforce the tenants' obligations under the Leases to the extent enforcement is prudent under the circumstances; (h) Mortgagor will not without the prior written consent of Mortgagee, enter into any Lease after the date hereof, or waive, release, discount, set off, compromise, reduce or defer any Rent, receive or collect Rents more than one (1) month in advance, grant any rent-free period to any tenant, reduce any Lease term or waive, release or otherwise modify any other material obligation under any Lease, renew or extend any Lease except in accordance with a right of the tenant thereto in such Lease, approve or consent to an assignment of a Lease or a subletting of any part of the premises covered by a Lease, or settle or compromise any claim against a tenant under a Lease in bankruptcy or otherwise; (i) Mortgagor will not, except in good faith where the tenant is in material default thereunder, terminate or consent to the cancellation or surrender of any Lease having an unexpired term of more than one year unless promptly after the cancellation or surrender a new Lease of such premises is made with a new tenant having a credit standing, in Mortgagee's judgment, at least equivalent to that of the tenant whose Lease was cancelled, on substantially the same terms as the terminated or cancelled Lease; (j) Mortgagor will not execute any Lease except in accordance with the Loan Documents and for actual occupancy by the tenant thereunder; (k) Mortgagor shall give prompt notice to Mortgagee, as soon as Mortgagor first obtains notice, of any claim, or the commencement of any action, by any tenant or subtenant under or with respect to a Lease regarding any claimed damage, default, diminution of or offset against Rent, cancellation of the Lease, or constructive eviction, excluding, however, notices of default under residential Leases, and Mortgagor shall defend, at Mortgagor's expense, any proceeding pertaining to any Lease, including, if Mortgagee so requests, any such proceeding to which Mortgagee is a party; (l) Mortgagor shall as often as requested by Mortgagee, within ten (10) days of each request, deliver to Mortgagee a complete rent roll of the Property in such detail as Mortgagee may require and financial statements of the tenants, subtenants and guarantors under the Leases to the extent available to Mortgagor, and deliver to such of the tenants and others obligated under the Leases specified by Mortgagee written notice of the assignment in Section 3.1 hereof in form and content satisfactory to Mortgagee; (m) promptly upon request by Mortgagee, Mortgagor shall deliver to Mortgagee executed originals of all Leases and copies of all records relating thereto; (n) there shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Land without the prior written consent of Mortgagee; and (o) Mortgagee may at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Mortgage to any Lease, without joinder or consent of, or notice to, Mortgagor, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate. No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder; and nothing herein shall be construed as subordinating this Mortgage to any Lease.

     Section 3.3.  Estoppel Certificates; Subordination, Non-Disturbance and
                   ---------------------------------------------------------
Attornment Agreements.  All new Leases shall require the tenant to execute and
---------------------
deliver to Mortgagee an estoppel certificate and a subordination, non-disturbance and attornment agreement in form and substance acceptable to Mortgagee within ten (10) days after notice from the Mortgagee.

     Section 3.4.  No Liability of Mortgagee.  Mortgagee's acceptance of this
                   -------------------------
assignment shall not be deemed to constitute Mortgagee a "mortgagee in possession," nor obligate Mortgagee to appear in or defend any proceeding relating to any Lease or to the Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under any Lease, or assume any obligation for any deposit delivered to Mortgagor by any tenant and not as such delivered to and accepted by Mortgagee. Mortgagee shall not be liable for any injury or damage to person or property in or about the Property, unless caused solely by Mortgagee's gross negligence or wilful misconduct, or for Mortgagee's failure to collect or to exercise diligence in collecting Rents, but shall be accountable only for Rents that it shall actually receive. Neither the assignment of Leases and Rents nor enforcement of Mortgagee's rights regarding Leases and Rents (including collection of Rents) nor possession of the Property by Mortgagee nor Mortgagee's consent to or approval of any Lease (nor all of the same), shall render Mortgagee liable on any obligation under or with respect to any Lease or constitute affirmation of, or any subordination to, any Lease, occupancy, use or option.

If Mortgagee seeks or obtains any judicial relief regarding Rents or Leases, the same shall in no way prevent the concurrent or subsequent employment of any other appropriate rights or remedies nor shall same constitute an election of judicial relief for any foreclosure or any other purpose. Mortgagee neither has nor assumes any obligations as lessor or landlord with respect to any Lease.
The rights of Mortgagee under this Article 3 shall be cumulative of all other rights of Mortgagee under the Loan Documents or otherwise.

                              ARTICLE 4 - Default
                                          -------

     Section 4.1.  Events of Default.  The occurrence of any one of the
                   -----------------
following shall be a default under this Mortgage ("default"):
                                                   -------

     (a)  Failure to Pay Indebtedness.  Any of the secured indebtedness is not
          ---------------------------
paid when due, regardless of how such amount may have become due.

     (b)  Nonperformance of Covenants.  Any covenant, agreement or condition
          ---------------------------
herein or in any other Loan Document (other than covenants otherwise addressed in another paragraph of this Section, such as covenants to pay the secured indebtedness) is not fully and timely performed, observed or kept, and such failure is not cured within the applicable grace or cure period provided for in
Section 4.2 hereof.

     (c)  Representations.  Any statement, representation or warranty in any of
          ---------------
the Loan Documents, or in any financial statement or any other writing heretofore or hereafter delivered to Mortgagee in connection with the secured indebtedness is false, misleading or erroneous in any material respect on the date hereof or on the date as of which such statement, representation or warranty is made.

     (d)  Bankruptcy or Insolvency.  The owner of the Property or any person
          ------------------------
liable for any of the secured indebtedness (or any general partner of such owner or other person):

          (i) (A) Executes an assignment for the benefit of creditors, or takes any action in furtherance thereof; or (B) admits in writing its inability to pay, or fails to pay, its debts generally as they become due; or (C) as a debtor, files a petition, case, proceeding or other action pursuant to, or voluntarily seeks the benefit or benefits of, Title 11 of the United States Code as now or hereafter in effect or any other law, domestic or foreign, as now or hereafter in effect relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement, composition, extension or adjustment of debts, or similar laws affecting the rights of creditors (Title 11 of the United States Code and such other laws being herein called "Debtor Relief
                                                            -------------
Laws"), or takes any action in furtherance thereof; or (D) seeks the appointment
----
of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property; or

          (ii) Suffers the filing of a petition, case, proceeding or other action against it as a debtor under any Debtor Relief Law or seeking appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property, and (A) admits, acquiesces in or fails to contest diligently the material allegations thereof, or (B) the petition, case, proceeding or other action results in entry of any order for relief or order granting relief sought against it, or (C) in a proceeding under the Federal Bankruptcy Code, the case is converted from one chapter to another, or (D) fails to have the petition, case, proceeding or other action permanently dismissed or discharged on or before the earlier of trial thereon or sixty (60) days next following the date of its filing; or

          (iii) Conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien (other than as described in subparagraph (iv) below) upon any of its property through legal proceedings which are not vacated and such lien discharged prior to enforcement thereof and in any event within sixty (60) days from the date thereof; or

          (iv) Fails to have discharged within a period of thirty (30) days any attachment, sequestration, or similar writ levied upon any of its property; or

          (v) Fails to pay immediately, or immediately post a satisfactory bond against, any final money judgment against it.

     (e)  Transfer of the Property.  There occurs any sale, lease, conveyance,
          ------------------------
assignment, pledge, encumbrance, or transfer of all or any part of the Property or any interest therein, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) sales or transfers of items of the Accessories which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes, owned by Mortgagor, having a value equal to or greater than the replaced items when new; and (ii) the grant, in the ordinary course of business, of a leasehold interest in a part of the Improvements to a tenant for occupancy, not containing a right or option to purchase and not in contravention of any provision of this Mortgage or of any other Loan Document. Mortgagee may, in its sole discretion, waive a default under this paragraph, but it shall have no obligation to do so, and any waiver may be conditioned upon such one or more of the following (if any) which Mortgagee may require: the grantee's integrity, reputation, character, creditworthiness and management ability being satisfactory to Mortgagee in its sole judgment and such grantee's executing, prior to such sale or transfer, a written assumption agreement containing such terms as Mortgagee may require, a principal paydown on the Note, an increase in the rate of interest payable under the Note, a transfer fee, a modification of the term of the Note, and any other modification of the Loan Documents which Mortgagee may require.

     (f)  Transfer of Ownership of Mortgagor.  There occurs any sale, pledge,
          ----------------------------------
encumbrance, assignment or transfer, voluntarily or involuntarily, whether by operation of law or otherwise, of any interest in Mortgagor or any other entity liable for any of the secured indebtedness, without the prior written consent of Mortgagee (including, without limitation, the withdrawal from or admission into Mortgagor or any such other entity of any member).

     (g)  Grant of Easement, Etc.  Without the prior written consent of
          -----------------------
Mortgagee, Mortgagor grants any easement or dedication, files any plat, condominium declaration, or restriction, or otherwise encumbers the Property, or seeks or permits any zoning reclassification or variance, unless such action is expressly permitted by the Loan Documents or does not affect the Property.

     (h)  Abandonment.  The owner of the Property abandons any of the Property.
          -----------

     (i)  Default Under Other Lien.  A default or event of default occurs under
          ------------------------
any lien, security interest or assignment covering the Property or any part thereof (whether or not Mortgagee has consented, and without hereby implying Mortgagee's consent, to any such lien, security interest or assignment not created hereunder) and such default or event of default is not cured within the time (if any) permitted in such lien, security interest or assignment, or the holder of any such lien, security interest or assignment declares a default or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

     (j)  Destruction.  Subject to Subparagraph (g) of Section 2.1, the Property
          -----------
is so demolished, destroyed or damaged that, in the reasonable opinion of Mortgagee, it cannot be restored or rebuilt with available funds to a profitable condition within a reasonable period of time and in any event prior to the final maturity date of the Note.

     (k)  Condemnation.  Subject to Subparagraph (g) of Section 2.1, (i) any
          ------------
governmental authority shall require, or commence any proceeding for, the demolition of any building or structure comprising a material portion of the Premises (which for these purposes, shall mean more than ten percent (10%) of the Land and Improvements), or (ii) there is commenced any proceeding to condemn or otherwise take pursuant to the power of eminent domain, or a contract for sale or a conveyance in lieu of such a taking is executed which provides for the transfer of, a material portion of the Premises, including but not limited to the taking (or transfer in lieu thereof) of any portion which would result in the blockage or substantial impairment of access or utility service to the Improvements or which would cause the Premises to fail to comply with any Legal Requirement.

     (l)  Liquidation, Etc.  There occurs a liquidation, termination,
          -----------------
dissolution, merger, consolidation or failure, for a period of thirty (30) days after written notice thereof to Mortgagor, to maintain good standing in the State of Illinois and/or the state of incorporation or organization, if different of Mortgagor, any owner of the Property or any person obligated to pay any part of the secured indebtedness.

     (m)  Material, Adverse Change.  In Mortgagee's reasonable opinion, the
          ------------------------
prospect of payment of all or any part of the secured indebtedness has been impaired because of a material, adverse change in the financial condition, results of operations, business or properties of any owner of the Property or any person liable for any of the secured indebtedness, or of any general partner thereof (if such owner or other person is a partnership).

     (n)  Enforceability; Priority.  Any Loan Document shall for any reason
          ------------------------
without Mortgagee's specific written consent cease to be in full force and effect, or shall be declared null and void or unenforceable in whole or in part, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by any party thereto other than Mortgagee; or the liens, interests, mortgages or security interests of Mortgagee in any of the Property become unenforceable in whole or in part, or cease to be of the priority herein required, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by Mortgagor or any person obligated to pay any part of the secured indebtedness.

     (o)  Other Loan Documents.  A default or Event of Default occurs under any
          --------------------
Loan Document, other than an Event of Default under this Mortgage.

     (p)  Major Lease.  A default or Event of Default occurs under the Major
          -----------
Lease and remains uncured beyond any grace or cure period provided therein.

     Section 4.2  Notice and Cure. Mortgagee agrees, by its acceptance of this
                  ---------------
Mortgage, that notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, upon the occurrence of any default of the type described in Subparagraphs (a), (b), (m), (n) or (o) of Section 4.1 of this Mortgage, Mortgagee will not accelerate the maturity of the Note or the secured indebtedness and will not exercise any of its other rights and remedies hereunder or under the other Loan Documents until and unless Mortgagee has first given notice of such default to Mortgagor, in the manner prescribed in Section
6.13 of this Mortgage, and Mortgagor has failed to cure such default within the following periods of time:

     (a)  If such default is a default of the type described in Subparagraph
(a), (m), (n) or (o) of Section 4.1 of this Mortgage, Mortgagor shall have a period of ten (10) days from and after the effective date of such notice within which to cure such default; or

     (b) If such default is a default of the type described in Subparagraph (b) of Section 4.1 of this Mortgage, Mortgagor shall have a period of thirty (30) days from and after the effective date of such notice within which to cure such default.

     The occurrence of a default, and the failure to cure the same within any applicable cure period if the opportunity to cure such default is afforded to Mortgagor hereunder, shall constitute an "Event of Default" under this Mortgage.
                                          ----------------

     After the occurrence of three (3) such defaults in any consecutive twelve
(12) month period, and the giving of notice thereof by Mortgagee, Mortgagee shall not be obligated to give to Mortgagor any further notice of default or opportunity to cure the same. The agreements set forth in this Section 4.2 do not and shall not be deemed to prevent or prohibit Mortgagee from withholding any advances of the secured indebtedness, following the occurrence of a default, until and unless such default shall have been cured.

     If Mortgagee shall fail to give such notice and right to cure to Mortgagor as provided herein, the sole and exclusive remedy of Mortgagor for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and right to cure and to have any acceleration of the maturity of the Note and the secured indebtedness postponed or revoked and foreclosure or other proceedings in connection therewith delayed or terminated pending or upon the curing of such default in the manner and during the period of time permitted by such agreement, and Mortgagor shall have no right to damages or any other type of relief not herein specifically set out against Mortgagee, all of which damages or other relief are hereby waived by Mortgagor. Nothing herein or in any of the other Loan Documents shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Loan Documents.

                             ARTICLE 5 - Remedies
                                         --------

     Section 5.1.  Certain Remedies.  If an Event of Default shall occur,
                   ----------------
Mortgagee may (but shall have no obligation to) exercise any one or more of the following remedies, without notice (unless notice is required by applicable statute):

     (a)  Acceleration.  Mortgagee may at any time and from time to time declare
          ------------
any or all of the secured indebtedness immediately due and payable and such secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by Mortgagor. Without limitation of the foregoing, upon the occurrence of a default described in clauses (A), (C) or (D) of subparagraph (i) of paragraph (d) of Section 4.1, hereof, all of the secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, or any other notice, declaration or act of any kind, all of which are hereby expressly waived by Mortgagor.

     (b)  Enforcement of Assignment of Rents.  In addition to the rights of
          ----------------------------------
Mortgagee under Article 3 hereof, prior or subsequent to taking possession of any portion of the Property or taking any action with respect to such possession, Mortgagee may: (1) collect and/or sue for the Rents in Mortgagee's own name, give receipts and releases therefor, and after deducting all expenses of collection, including attorneys' fees and expenses, apply the net proceeds thereof to the secured indebtedness in such manner and order as Mortgagee may elect and/or to the operation and management of the Property, including the payment of management, brokerage and attorney's fees and expenses; and (2) require Mortgagor to transfer all security deposits and records thereof to Mortgagee together with original counterparts of the Leases.

     (c)  Foreclosure.  Mortgagor may foreclose the lien of this Mortgage and
          -----------
obtain possession of the Collateral, by any lawful procedures.

     (d)  Uniform Commercial Code.  Without limitation of Mortgagee's rights of
          -----------------------
enforcement with respect to the Collateral or any part thereof in accordance with the procedures for foreclosure of real estate, Mortgagee may exercise its rights of enforcement with respect to the Collateral or any part thereof under the Uniform Commercial Code as adopted in the State of Illinois, as amended (or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law) and in conjunction with, in addition to or in substitution for those rights and remedies: (1) Mortgagee may enter upon Mortgagor's premises to take possession of, assemble and collect the Collateral or, to the extent and for those items of the Collateral permitted under applicable law, to render it unusable; (2) Mortgagee may require Mortgagor to assemble the Collateral and make it available at a place Mortgagee designates which is mutually convenient to allow Mortgagee to take possession or dispose of the Collateral; (3) written notice mailed to Mortgagor as provided herein at least five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; (4) any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Property under applicable law; (5) in the event of a foreclosure sale, the Collateral and the other Property may, at the option of Mortgagee, be sold as a whole; (6) it shall not be necessary that Mortgagee take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; (7) with respect to application of proceeds of disposition of the Collateral under Section 5.2 hereof, the costs and expenses incident to disposition shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Mortgagee; (8) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any Event of Default, or as to Mortgagee having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Mortgagee, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and (9) Mortgagee may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Mortgagee, including the sending of notices and the conduct of the sale, but in the name and on behalf of Mortgagee.

     (e)  Lawsuits.  Subject to the terms of Section 10 of the Note, Mortgagee
          --------
may proceed by a suit or suits in equity or at law, whether for collection of the indebtedness secured hereby, the specific performance of any covenant or agreement herein contained or for foreclosure hereunder or for the sale of the Property under the judgment or decree of any court or courts of competent jurisdiction.

     (f)  Entry on Property. Mortgagee is authorized, prior or subsequent to the
          -----------------
institution of any foreclosure proceedings, to the fullest extent permitted by applicable law, to enter upon the Property, or any part thereof, and to take possession of the Property and all books and records relating thereto, and to exercise without interference from Mortgagor any and all rights which Mortgagor has with respect to the management, possession, operation, protection or preservation of the Property. Mortgagee shall not be deemed to have taken possession of the Property or any part thereof except upon the exercise of its right to do so, and then only to the extent evidenced by its demand and overt act specifically for such purpose. All costs, expenses and liabilities of every character incurred by Mortgagee in managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation of Mortgagor (which obligation Mortgagor hereby promises to pay) to Mortgagee pursuant to this Mortgage. If necessary to obtain the possession provided for above, Mortgagee may invoke any and all legal remedies to dispossess Mortgagor. In connection with any action taken by Mortgagee pursuant to this Section, Mortgagee shall not be liable for any loss sustained by Mortgagor resulting from any failure to let the Property or any part thereof, or from any act or omission of Mortgagee in managing the Property unless such loss is caused by the willful misconduct and bad faith of Mortgagee, nor shall Mortgagee be obligated to perform or discharge any obligation, duty or liability of Mortgagor arising under any lease or other agreement relating to the Property or arising under any Permitted Encumbrance or otherwise arising. Mortgagor hereby assents to, ratifies and confirms any and all actions of Mortgagee with respect to the Property taken under this Section.

     (g)  Receiver.  Mortgagee shall as a matter of right be entitled to the
          --------
appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Mortgagor does hereby irrevocably consent to the appointment of such receiver or receivers, waives notice of such appointment, of any request therefor or hearing in connection therewith, and any and all defenses to such appointment, agrees not to oppose any application therefor by Mortgagee, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Mortgagee to application of Rents as provided in this Mortgage. Nothing herein is to be construed to deprive Mortgagee of any other right, remedy or privilege it may have under the law to have a receiver appointed. Any money advanced by Mortgagee in connection with any such receivership shall be a demand obligation (which obligation Mortgagor hereby promises to pay) owing by Mortgagor to Mortgagee pursuant to this Mortgage.

     (h)  Termination of Commitment to Lend.  Mortgagee may terminate any
          ---------------------------------
commitment or obligation to lend or disburse funds under any Loan Document.

     (i)  Other Rights and Remedies.  Mortgagee may exercise any and all other
          -------------------------
rights and remedies which Mortgagee may have under the Loan Documents, or at law or in equity or otherwise.

     Section 5.2.  Proceeds of Foreclosure.  The proceeds of any sale held in
                   -----------------------
foreclosure of the liens and interests evidenced hereby shall be applied:
FIRST, to the payment of all necessary costs and expenses incident to such
-----
foreclosure sale, including but not limited to all reasonable and actual attorneys' fees and legal expenses, advertising costs, auctioneer's fees, costs of title rundowns and lien searches, inspection fees, appraisal costs, fees for professional services, environmental assessment and remediation fees, all court costs and charges of every character, and to the payment of the other secured indebtedness, including specifically without limitation the principal, accrued interest and attorneys' fees due and unpaid on the Note and the amounts due and unpaid and owed to Mortgagee under this Mortgage, the order and manner of application to the items in this clause FIRST to be in Mortgagee's sole
                                        -----
discretion; and SECOND, the remainder, if any there shall be, shall be paid to
                ------
Mortgagor, or to Mortgagor's heirs, devisees, representatives, successors or assigns, or such other persons (including the holder or beneficiary of any inferior lien) as may be entitled thereto by law; provided, however, that if Mortgagee is uncertain which person or persons are so entitled, Mortgagee may interplead such remainder in any court of competent jurisdiction, and the amount of any attorneys' fees, court costs and expenses incurred in such action shall be a part of the secured indebtedness and shall be reimbursable (without limitation) from such remainder.

     Section 5.3.  Mortgagee as Purchaser.  Mortgagee shall have the right to
                   ----------------------
become the purchaser at any public sale, and Mortgagee shall have the right to credit upon the amount of Mortgagee's successful bid, to the extent necessary to satisfy such bid, all or any part of the secured indebtedness in such manner and order as Mortgagee may elect.

     Section 5.4.  Remedies Cumulative.  All rights and remedies provided for
                   -------------------
herein and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and Mortgagee shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and interests evidenced hereby, and the resort to any right or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate right or rights or remedy or remedies.

     Section 5.5.  Mortgagee's Discretion as to Security.  Mortgagee may resort
                   -------------------------------------
to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to Mortgagee in its sole and uncontrolled discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or interests evidenced by this Mortgage.

     Section 5.6.  Mortgagor's Waiver of Certain Rights.  To the full extent
                   ------------------------------------
Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or statutory right of redemption, and Mortgagor, for Mortgagor, Mortgagor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable law, hereby waives and releases all rights of valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of assets of Mortgagor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created, or statutory right of redemption. Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right of Mortgagee under the terms of this Mortgage to a sale of the Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Mortgagee under the terms of this Mortgage to the payment of the secured indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever. Mortgagor waives any right or remedy which Mortgagor may have or be able to assert pursuant to any provision of Illinois law, pertaining to the rights and remedies of sureties. If any law referred to in this Section and now in force, of which Mortgagor or Mortgagor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Property might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section.

     Section 5.7.  Delivery of Possession After Foreclosure.  In the event there
                   ----------------------------------------
is a foreclosure sale hereunder and at the time of such sale, Mortgagor or Mortgagor's heirs, devisees, representatives or successors as owners of the Property are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of landlord, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; and to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. After such foreclosure, any Leases to tenants or subtenants that are subject to this Mortgage (either by their date, their express terms, or by agreement of the tenant or subtenant) shall, at the sole option of Mortgagee or any purchaser at such sale, either (i) continue in full force and effect, and the tenant(s) or subtenant(s) thereunder will, upon request, attorn to and acknowledge in writing to the purchaser or purchasers at such sale or sales as landlord thereunder, or
(ii) upon notice to such effect from Mortgagee or any purchaser or purchasers, terminate within thirty (30) days from the date of sale. In the event the tenant fails to surrender possession of the Property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Property (such as an action for unlawful detainer) in any court having jurisdiction.

                           ARTICLE 6 - Miscellaneous
                                       -------------

     Section 6.1.  Scope of Mortgage.  This Mortgage is a mortgage of real
                   -----------------
property, a security agreement, an assignment of rents and leases, a financing statement and a collateral assignment of personal property, and also covers proceeds and fixtures.

     Section 6.2.  Effective as a Financing Statement.  This Mortgage shall be
                   ----------------------------------
effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records of each county where any part of the Property (including said fixtures) is situated. This Mortgage shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts, subject to Subsection (5) of Section 9-103 of the Uniform Commercial Code as adopted in the State of Illinois, as amended, and similar provisions (if any) of the Uniform Commercial Code as enacted in any other state where the Property is situated, resulting from the sale thereof at the wellhead or minehead of the wells or mines located on the Property and is to be filed for record in the real estate records of each county where any part of the Property is situated. This Mortgage shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office. The mailing address of Mortgagor and the Mortgagee are set forth in the preamble of this Mortgage and the address of Mortgagee from which information concerning the security interests hereunder may be obtained is the address of Mortgagee set forth at the end of this Mortgage. A carbon, photographic or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in this Section.

     Section 6.3.  Notice to Account Debtors.  In addition to the rights granted
                   -------------------------
elsewhere in this Mortgage, Mortgagee may at any time notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Mortgagee directly.

     Section 6.4.  Waiver by Mortgagee.  Mortgagee may at any time and from time
                   -------------------
to time by a specific writing intended for the purpose: (a) waive compliance by Mortgagor with any covenant herein made by Mortgagor to the extent and in the manner specified in such writing; (b) consent to

Mortgagor's doing any act which hereunder Mortgagor is prohibited from doing, or to Mortgagor's failing to do any act which hereunder Mortgagor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Property or any interest therein from the lien and security interest of this Mortgage, or (d) release any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party. No such act shall in any way affect the rights or powers of Mortgagee hereunder except to the extent specifically agreed to by Mortgagee in such writing.

     Section 6.5.  No Impairment of Security.  The lien, interest and other
                   -------------------------
security rights of Mortgagee hereunder or under any other Loan Document shall not be impaired by any indulgence, moratorium or release granted by Mortgagee including, but not limited to, any renewal, extension or modification which Mortgagee may grant with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Mortgagee may grant in respect of the Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness. The taking of additional security by Mortgagee shall not release or impair the lien, interest or other security rights of Mortgagee hereunder or affect the liability of Mortgagor or of any endorser, guarantor or surety, or improve the right of any junior lienholder in the Property (without implying hereby Mortgagee's consent to any junior lien).

     Section 6.6.  Acts Not Constituting Waiver by Mortgagee.  Mortgagee may
                   -----------------------------------------
waive any default or Event of Default without waiving any other prior or subsequent default. Mortgagee may remedy any default without waiving the default remedied. Neither failure by Mortgagee to exercise, nor delay by Mortgagee in exercising, nor discontinuance of the exercise of any right, power or remedy (including but not limited to the right to accelerate the maturity of the secured indebtedness or any part thereof) upon or after any default or Event of Default shall be construed as a waiver of such default or Event of Default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Mortgagee of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Mortgagee and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified. No notice to nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances. Remittances in payment of any part of the secured indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Mortgagee in immediately available U. S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Mortgagee of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.

     Section 6.7.  Mortgagor's Successors.  If the ownership of the Property or
                   ----------------------
any part thereof becomes vested in a person other than Mortgagor, Mortgagee may, without notice to Mortgagor, deal with such successor or successors in interest with reference to this Mortgage and to the indebtedness secured hereby in the same manner as with Mortgagor, without in any way vitiating or discharging Mortgagor's liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Property, no forbearance on the part of Mortgagee, and no extension of the time for the payment of the indebtedness secured hereby given by Mortgagee shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Mortgagor hereunder for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder for the payment of the indebtedness secured hereby. Each Mortgagor agrees that it shall be bound by any modification of this Mortgage or any of the other Loan Documents made by Mortgagee and any subsequent owner of the Property, with or without notice to such Mortgagor, and no such modifications shall impair the obligations of such Mortgagor under this Mortgage or any other Loan Document. Nothing in this Section or elsewhere in this Mortgage shall be construed to imply Mortgagee's consent to any transfer of the Property.

     Section 6.8.  Place of Payment; Forum.  All secured indebtedness which may
                   -----------------------
be owing hereunder at any time by Mortgagor shall be payable at the place designated in the Note (or if no such designation is made, at the address of Mortgagee indicated at the end of this Mortgage). Mortgagor hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the non-exclusive jurisdiction of any Illinois state court, or any United States federal court, sitting in the city or county in which the secured indebtedness is payable, and to the non-exclusive jurisdiction of any state or United States federal court sitting in the state in which any of the Property is located, over any suit, action or proceeding arising out of or relating to this Mortgage or the secured indebtedness. Mortgagor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any Illinois state court, or any United States federal court, sitting in the city or county in which the secured indebtedness is payable may be made by certified or registered mail, return receipt requested, directed to Mortgagor at its address stated in this Mortgage, or at a subsequent address of Mortgagor of which Mortgagee received actual notice from Mortgagor in accordance with this Mortgage, and service so made shall be complete five (5) days after the same shall have been so mailed.

     Section 6.9.  Subrogation to Existing Liens; Vendor's Lien.  To the extent
                   --------------------------------------------
that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Mortgagee at Mortgagor's request, and Mortgagee shall be subrogated to any and all rights, interests and liens owned by any owner or holder of such outstanding liens, interests, charges or encumbrances, however remote, irrespective of whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the secured indebtedness, but the terms and provisions of this Mortgage shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Mortgagee is subrogated hereunder. It is expressly understood that, in consideration of the payment of such indebtedness by Mortgagee, Mortgagor hereby waives and releases all demands and causes of action for offsets and payments in connection with the said indebtedness. If all or any portion of the proceeds of the loan evidenced by the Note or of any other secured indebtedness has been advanced for the purpose of paying the purchase price for all or a part of the Property, no vendor's lien is waived; and Mortgagee shall have, and is hereby granted, a vendor's lien on the Property as cumulative additional security for the secured indebtedness. Mortgagee may foreclose under this Mortgage or under the vendor's lien without waiving the other or may foreclose under both.

     Section 6.10.  Application of Payments to Certain Indebtedness.  If any
                    -----------------------------------------------
part of the secured indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Mortgage.

     Section 6.11.  Nature of Loan:  Compliance with Usury Laws.  The loan
                    -------------------------------------------
evidenced by the Note is being made solely for the purpose of carrying on or acquiring a business or commercial enterprise. It is the intent of Mortgagor and Mortgagee and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between Mortgagee and Mortgagor (or any other party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, chargeable, or received under this Mortgage, the Note or any other Loan Document or otherwise, exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount"). If, from
                                                     --------------
any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, any such construction shall be subject to the provisions of this Section and such document shall ipso facto be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document. If Mortgagee shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the secured indebtedness in the inverse order of its maturity and not to the payment of interest, or refunded to Mortgagor or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of the Note or any other secured indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Mortgagee does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to Mortgagee shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum Amount. As used in this Section, the term "applicable law" shall mean the laws of the State of Illinois or the
          --------------
federal laws of the United States applicable to this transaction, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     Section 6.12.  Cancellation of Mortgage.  If all of the secured
                    ------------------------
indebtedness be paid as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed, and all obligations, if any, of Mortgagee for further advances have been terminated, then, and in that event only, all rights under this Mortgage shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights which are to continue following the release hereof) and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and this Mortgage shall be cancelled by Mortgagee in due form at Mortgagor's cost. Without limitation, all provisions herein for indemnity of Mortgagee shall survive discharge of the secured indebtedness and any foreclosure, release or termination of this Mortgage.

     Section 6.13.  Notices.  All notices, requests, consents, demands and other
                    -------
communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by courier, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified in this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by telegram, telex, or facsimile. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telex, when transmitted (answerback confirmed), or in the case of facsimile, upon receipt. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

     Section 6.14.  Invalidity of Certain Provisions.  A determination that any
                    --------------------------------
provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

     Section 6.15.  Gender; Titles; Construction; Control Over Other Documents.
                    ----------------------------------------------------------
Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions. The use of the words "herein,"
                                                                   ------
"hereof," "hereunder" and other similar compounds of the word "here" shall refer
-------    ---------                                           ----
to this entire Mortgage and not to any particular Article, Section, paragraph or provision. The term "person" and words importing persons as used in this
                      ------
Mortgage shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons. In the event of a conflict between the terms of this Mortgage and the terms of any of the other Loan Documents, the terms of this Mortgage shall control.

     Section 6.16.  Reporting Compliance.  Mortgagor agrees to comply with any
                    --------------------
and all reporting requirements applicable to the transaction evidenced by the Note and secured by this Mortgage which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including but not limited to The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agrees upon request of Mortgagee to furnish Mortgagee with evidence of such compliance.

     Section 6.17.  Mortgagee's Consent.  Except where otherwise expressly
                    -------------------
provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Mortgagee is required or requested, (a) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Mortgagee, and Mortgagee shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Mortgagee's judgment, and (b) no approval or consent of Mortgagee shall be deemed to have been given except by a specific writing intended for the purpose and executed by an authorized representative of Mortgagee.

     Section 6.18.  Mortgagor.  Unless the context clearly indicates otherwise,
                    ---------
as used in this Mortgage, "Mortgagor" means the mortgagors named on the first
                           ---------
page hereof or any of them. The obligations of Mortgagor hereunder shall be joint and several. If any Mortgagor, or any signatory who signs on behalf of any Mortgagor, is a corporation, partnership or other legal entity, Mortgagor and any such signatory, and the person or persons signing for it, represent and warrant to Mortgagee that this instrument is executed, acknowledged and delivered by Mortgagor's duly authorized representatives. If Mortgagor is an individual, no power of attorney granted by Mortgagor herein shall terminate on Mortgagor's disability.

     Section 6.19.  Execution; Recording.  This Mortgage has been executed in
                    --------------------
several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument. The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Mortgage, but such execution is as of the date shown on the first page hereof, and for purposes of identification and reference the date of this Mortgage shall be deemed to be the date reflected on the first page hereof. Mortgagor will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Mortgagee shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

     Section 6.20.  Successors and Assigns.  The terms, provisions, covenants
                    ----------------------
and conditions hereof shall be binding upon Mortgagor, and the heirs, devisees, representatives, successors and assigns of Mortgagor, and shall inure to the benefit of Mortgagee and shall constitute covenants running with the Land. All references in this Mortgage to Mortgagor shall be deemed to include all such heirs, devisees, representatives, successors and assigns of Mortgagor.

     Section 6.21.  Modification or Termination.  The Loan Documents may only be
                    ---------------------------
modified or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.

     Section 6.22.  No Partnership, Etc..  The relationship between Mortgagee
                    --------------------
and Mortgagor is solely that of lender and borrower. Mortgagee has no fiduciary or other special relationship with Mortgagor. Nothing contained in the Loan Documents is intended to create any partnership, joint venture, association or special relationship between Mortgagor and Mortgagee or in any way make Mortgagee a co-principal with Mortgagor with reference to the Property. All agreed contractual duties between Mortgagee and Mortgagor are set forth herein and in the other Loan Documents and any additional implied covenants or duties are hereby disclaimed. Any inferences to the contrary of any of the foregoing are hereby expressly negated.

     Section 6.23.  Applicable Law.  THIS MORTGAGE, AND ITS VALIDITY,
                    --------------
ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY ILLINOIS LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

     Section 6.24.  Execution Under Seal.  Mortgagor agrees that this instrument
                    --------------------
is executed under seal. The designation ("SEAL") on this instrument shall be as effective as the affixing of the applicable corporate seal physically to this instrument.

     Section 6.25.  Entire Agreement.  The Loan Documents constitute the entire
                    ----------------
understanding and agreement between Mortgagor and Mortgagee with respect to the transactions arising in connection with the indebtedness secured hereby and supersede all prior written or oral understandings and agreements between Mortgagor and Mortgagee with respect to the matters addressed in the Loan Documents. Mortgagor hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Mortgagee to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

     THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE
     --------------------------------------------------------------------
PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR
----------------------------------------------------------------------------
SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
-----------------------------------------

     THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
     ------------------------------------------------



                        [SIGNATURES BEGIN ON NEXT PAGE]

     IN WITNESS WHEREOF, Mortgagor has executed this instrument under seal as of the date first written on page 1 hereof.

                              MORTGAGOR:

                              WELLS OPERATING PARTNERSHIP, L.P.,
                              a Delaware limited partnership

                              By: Wells Real Estate Investment Trust, Inc., a Maryland corporation,
                                   General Partner


                                    By: /s/ Leo F Wells
                                       --------------------------
                                    Name: Leo F. Wells, III
                                         ------------------------
                                    Title: President
                                          -----------------------

                                                 (CORPORATE SEAL)

                              The address and federal tax
                              identification number of Mortgagor are:

                              6200 The Corners Parkway, Suite 250
                              Norcross, Georgia  30092

                              Federal Tax No.  58-2368838

STATE OF GEORGIA
COUNTY OF GWINNETT

     I, the undersigned, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY Leo F. Wells, III of WELLS REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation, which is the General Partner of Wells Operating Partnership, L.P., a Delaware limited partnership ("Mortgagor") and who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that (s)he signed, sealed and delivered the said instrument on behalf of Mortgagor, with full authority to do so, as the free and voluntary act of Mortgagor, for the uses and purposes therein set forth, including the release and waiver of the right of homestead.

     Given under my hand and official seal, this 18/th/ day of February, 2000.


                                    /s/ Judith Ann Miller
                                    ----------------------------------
                                    Notary Public
                [SEAL]              My commission expires: 4-21-2003

                                  EXHIBIT "A"
                                  -----------

                               LEGAL DESCRIPTION

PARCEL 1:

Lot 3 in CHANCELLORY BUSINESS PARK RESUBDIVISION NO. 4, being a resubdivision in
Section 4, Township 40 North, Range 11 East of the Third Principal Meridian, according to the Plat thereof recorded August 23, 1990 as Document Number R90-109454, in DuPage County, Illinois.

PARCEL 2:

Non-Exclusive Easement for Ingress and Egress over the northerly 15 feet of Lot 2 in CHANCELLORY BUSINESS PARK RESUBDIVISION NO. 5, being a resubdivision in
Section 4, Township 40 North, Range 11 East of the Third Principal Meridian, according to the Plat thereof recorded July 21, 1991 as Document Number R91-091695, in DuPage County, Illinois.

PARCEL 3:

Non-Exclusive Easement for Underground Storm Sewers over portions of Lot 2 in CHANCELLORY BUSINESS PARK RESUBDIVISION NO. 5, being a resubdivision in Section 4, Township 40 North, Range 11 East of the Third Principal Meridian, according to the Plat thereof recorded July 21, 1991 as Document Number 91-091695, in DuPage County, Illinois, created by Easement Agreement dated December 17, 1991 and recorded December 20, 1991 as Document Number R91-171523.

                                  EXHIBIT "B"
                                  -----------

                                 Encumbrances

1. General taxes for the year 1999 and subsequent years, which constitute a lien, but which are not yet due and payable.

2. Declaration of Easements, Restrictions and Covenants made April 27, 1984 by LaSalle National Bank, as Trustee under a Trust Agreement dated July 20, 1979 and known as Trust Number 101444, recorded July 30, 1984 as Document R84-59903, as amended from time to time, and the terms and provisions thereof.

3. Plat of Chancellory Business Park Resubdivision No. 4, recorded August 23, 1990 as Document Number R90-109454, discloses the following:

     (a)  Easement for public utilities over the easterly 25 feet of Parcel 1;

     (b) Easement for ingress and egress over the south 15 feet and 15 feet along the most west easterly line of Parcel 1; and

     (c)  35 feet building line along the easterly line of the land.

4. Terms, conditions and provisions of the document creating the easements described in Exhibit "A", together with the rights of the adjoining owners in and to the concurrent use of said easement.

5. Water main as per plans as delineated on survey by Jacob & Hefner Associates, P.C., dated August 14, 1998, Order No. B640, and revised June 2, 1999.

6. Illinois Department of Transportation Floodway Limits as shown on the plat of Chancellory Business Park Resubdivision No. 5, recorded as Document Number R91-91695 (affects underlying portions of Parcel 3 as delineated on said plat).